                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ST.PAUL BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       LOGO
                               6700 West North Avenue
                               Chicago, Illinois 60635
                               (312) 622-5000

                                                                  March 27, 1995

Dear Shareholder:

  You are invited to attend the annual meeting of shareholders (the "Annual Meeting") of St. Paul Bancorp, Inc. (the "Corporation") to be held on Wednesday, May 3, 1995 at 10:00 a.m. at The Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181.

  The Annual Meeting has been called for the following purposes: (1) to elect each of four directors for a three-year term; (2) to consider and vote upon a proposal to approve the Corporation's 1995 Incentive Plan; (3) to ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 1995; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

  THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF THE FOUR NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS; "FOR" PROPOSAL 2 TO APPROVE THE CORPORATION'S 1995 INCENTIVE PLAN; AND "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1995. The accompanying proxy statement provides detailed information concerning the matters to be voted on at the Annual Meeting. Also enclosed is our 1994 annual report to shareholders which reviews results for the 1994 fiscal year.

  It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

  On behalf of the Board of Directors, thank you for returning your proxy and for your continued interest and support.

                                          Sincerely yours,
                                          LOGO
                                          Joseph C. Scully
                                          Chairman of the Board and
                                           Chief Executive Officer

                       LOGO
                               6700 West North Avenue
                               Chicago, Illinois 60635
                               (312) 622-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 3, 1995

                               ----------------

  NOTICE IS HEREBY GIVEN that the 1995 annual meeting of shareholders (the "Annual Meeting") of St. Paul Bancorp, Inc. (the "Corporation") will be held on Wednesday, May 3, 1995 at 10:00 a.m. at The Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181 for the following purposes:

  (1) To elect each of four directors for a three-year term (Proposal 1);

  (2) To consider and vote upon a proposal to approve the Corporation's 1995 Incentive Plan
     (Proposal 2);

  (3) To ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 1995 (Proposal 3); and

  (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

  Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 17, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

  In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Corporation.

                                          By Order of the Board of Directors
                                          LOGO
                                          Joseph C. Scully
                                          Chairman of the Board and
                                           Chief Executive Officer

Chicago, Illinois
March 27, 1995

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                      LOGO
                               6700 West North Avenue
                               Chicago, Illinois 60635
                               (312) 622-5000

                               ----------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 3, 1995

                               ----------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  This proxy statement is furnished to shareholders of St. Paul Bancorp, Inc. (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used at the 1995 annual meeting of shareholders (the "Annual Meeting") to be held on Wednesday, May 3, 1995 at 10:00 a.m. at The Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181, and at any adjournments thereof. This proxy statement and the accompanying proxy are initially being mailed to shareholders on or about March 27, 1995.

  The Annual Meeting has been called for the following purposes: (1) to elect each of four directors for a three-year term; (2) to consider and vote upon a proposal to approve the Corporation's 1995 Incentive Plan; (3) to ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 1995; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

  If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (1) FOR PROPOSAL 1 TO ELECT EACH OF THE FOUR NOMINEES TO THE BOARD OF DIRECTORS; (2) FOR PROPOSAL 2 TO APPROVE THE CORPORATION'S 1995 INCENTIVE PLAN; AND (3) FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1995. Except for procedural matters incident to the conduct of the Annual Meeting, the Corporation does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Board of Directors.

  The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by delivering to the Corporation a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by filing a written notice of revocation with Clifford M. Sladnick, Senior Vice President, General Counsel and Corporate Secretary, at 6700 West North Avenue, Chicago, Illinois 60635.

  The cost of soliciting proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation and its wholly-owned subsidiary, St. Paul Federal Bank For Savings (the "Bank"), through their directors, officers and employees, may also solicit proxies personally or by telephone or telecommunication. The Corporation also will request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The Corporation also has retained Morrow & Co. to assist in the solicitation of proxies at a fee of $7,000, plus reimbursement of certain out-of-pocket expenses.

  The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $.01 per share (the "Common Stock") of the Corporation, with each share entitling its owner to one vote on all matters. There is no cumulative voting of shares. The close of business on March 17, 1995 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting. The number of shares of the Corporation's Common Stock outstanding on March 17, 1995 was 18,562,567. There were approximately 7,464 record holders of the Corporation's Common Stock as of that date. The presence, in person or by proxy, of at least one-third of the total number of issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting.

  Votes cast, either in person or by proxy, will be tabulated by The First National Bank of Boston. Under Delaware corporate law and the Corporation's Bylaws, directors are elected by plurality of votes of shares present (in person or by proxy) and entitled to vote. The affirmative vote of holders of a majority of the shares present (in person or by proxy) and entitled to vote is required to approve the Corporation's proposed 1995 Incentive Plan. Unless otherwise required by law or the Corporation's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes will not be counted as shares present and entitled to vote nor as a vote cast on any matter presented at the Annual Meeting. Abstentions will have the same effect as a negative vote on Proposal 2.

  A copy of the annual report to shareholders for the year ended December 31, 1994 accompanies this proxy statement. THE CORPORATION IS REQUIRED TO FILE AN ANNUAL REPORT/FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994 WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE ANNUAL REPORT/FORM 10-K, EXCLUDING EXHIBITS, BY WRITING TO CLIFFORD M. SLADNICK, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY, ST. PAUL BANCORP, INC., 6700 WEST NORTH AVENUE, CHICAGO, ILLINOIS 60635. THE CORPORATION WILL PROVIDE COPIES OF THE EXHIBITS TO THE ANNUAL REPORT/FORM 10-K UPON REQUEST DIRECTED TO THE SAME ADDRESS FOR A REASONABLE FEE.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

  Under the Corporation's Bylaws, the number of directors is set at ten. The directors are divided into three classes. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified.

  At the 1995 Annual Meeting, each of four directors will be elected for a three-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as director of the persons named below as nominees. The Board of Directors believes that each of the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or will be unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may nominate.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

  The following table sets forth the names of the Board of Directors' four nominees for election as directors and those directors who will continue to serve as such after the 1995 Annual Meeting. Also set forth is certain other information, some of which has been obtained from the Corporation's records and some of which has been supplied by the nominees and continuing directors, with respect to each such person's age at March 17, 1995, the periods during which such person has served as a director of the Bank, and positions currently held with the Corporation. Each person has been a director of the Corporation since its formation in 1987, except for Patrick J. Agnew, who joined the Board in 1989, and John W. Croghan and Jean C. Murray, O.P., who joined the Board in 1993.

                                          DIRECTOR OF
                                           THE BANK     POSITIONS HELD WITH     EXPIRATION
                                      AGE    SINCE        THE CORPORATION        OF TERM
                                      --- -----------   -------------------     ----------
 NOMINEES FOR 3-YEAR TERM:
 Patrick J. Agnew (a)(b)(c)(d)(e)(f).  52    1989         President, Chief         1998
                                                             Operating
                                                        Officer and Director
 William A. Anderson (b)(f)(g).......  69    1985             Director             1998
 Alan J. Fredian (c)(h)(i)...........  64    1977             Director             1998
 Jean C. Murray, O.P.(e).............  67    1993             Director             1998
 CONTINUING DIRECTORS:
 John W. Croghan (f).................  64    1993             Director             1996
 Kenneth J. James (a)(b).............  62    1987             Director             1996
 Michael R. Notaro(c)(d)(h)(i).......  76    1966             Director             1996
 Joseph C. Scully (a)(b)(c)(d)(e)(f).  54    1980      Chairman of the Board,      1997
                                                      Chief Executive Officer
                                                            and Director
 John J. Viera (e)(g)(h)(i)..........  63    1978             Director             1997
 James B. Wood (a)(b)(d)(f)(g).......  74    1982             Director             1997

--------
(a) Member of the Loan Committee of the Bank.
(b) Member of the Loan Loss Reserve Committee of the Bank.
(c) Member of the Profit Sharing, Pension and ESOP Trust Committee of the Bank.
(d) Member of the Executive Committees of the Corporation and the Bank.
(e) Member of the Corporate Responsibility Committee of the Bank.
(f) Member of the Investment Committee of the Bank.
(g) Member of the Audit and Accounting Committees of the Corporation and the Bank.
(h) Member of the Organizational Planning Committees of the Corporation and the Bank.
(i) Member of the Stock Option Committee of the Corporation.

  The principal occupation of each nominee and continuing director of the Corporation for the past five years is set forth below.

  PATRICK J. AGNEW joined the Bank in 1979 as General Counsel. He was appointed President, Chief Operating Officer and a Director in December 1989. Prior to joining the Bank, he was a partner in the law firm of Righeimer, Martin and Cinquino. Mr. Agnew holds a juris doctor degree from DePaul University College of Law. He serves on the boards of directors of the Oak Park Development Corporation, the Oak Park Visitors Bureau and the Oak Park YMCA. Mr. Agnew is a trustee of West Suburban Hospital and a board member of the Chicagoland Association of Savings Institutions and the Illinois League of Savings Institutions. He is also a member of the President's Council of Rosary College.

  WILLIAM A. ANDERSON is a Certified Public Accountant and a retired partner of Ernst & Young LLP. While with that firm, he specialized in providing professional accounting services to the savings and loan industry. Since his retirement he has provided consulting services to financial institutions and other companies. He has served on various charitable and professional boards. He is a member of the American Institute of Certified Public Accountants and the Illinois Society of CPAs. Mr. Anderson holds a bachelor's degree in accounting from the University of Illinois.

  ALAN J. FREDIAN is Professor of the Institute of Human Resources and Industrial Relations at Loyola University and has been affiliated with the University since 1967. Dr. Fredian is an organizational psychologist and president of Alan J. Fredian and Associates, management consultants. He has authored several books and publications. He is a member of the Academy of Management and the American Psychological Association's Division of Industrial and Organizational Psychology. He serves as chairman of Loyola University's Retirement Allowance Committee. He is a life member of the Board of Directors of Building Owners and Managers Institute International. He holds a doctorate degree in industrial psychology from the Illinois Institute of Technology.

  JEAN C. MURRAY, O.P., is the retired President of Rosary College in River Forest, Illinois. She had been affiliated with the College since 1961, serving as a professor and an administrator in various capacities prior to her appointment as President in 1981. Dr. Murray has been a member of the Sinsinawa Dominicans since 1952. She holds an undergraduate degree in French from Rosary College and a doctorate degree in French from the University of Fribourg, in Switzerland. She also holds a certificate from the Institute of Educational Management at Harvard University. Dr. Murray is a member of the Board of Directors of Fenwick High School in Oak Park, Illinois, and the Association of Catholic Colleges. She is a member of the American Association of Teachers of French and served as the Chairperson of the Federation of Independent Illinois Colleges and Universities. Dr. Murray is also a member of the Board of Governors of the American Heart Association of Metropolitan Chicago.

  JOHN W. CROGHAN is Chairman of Lincoln Capital Management Company, a Chicago-based investment counseling firm, of which he was a founder in 1967. Mr. Croghan is a graduate of Loyola University and holds a Masters of Business Administration degree from Harvard University. He is a director of Lindsay Manufacturing Company, the Morgan Stanley Emerging Markets Fund and the Morgan Stanley Asia-Pacific Fund. Mr. Croghan serves on several non-profit boards, including Northwestern University and Evanston Hospital.

  KENNETH J. JAMES is Chairman of the Board of James Investment Company, real estate developers, and J.S. James & Co., Inc., a real estate brokerage and management company. He is a director of Illinois Masonic Medical Center, the Robert R. McCormick unit of the Chicago Boys' and Girls' Clubs and the Homebuilders Association of Greater Chicago. He holds an A.B. degree in economics from Stanford University and a juris doctor degree from Northwestern University. He is a member of the Illinois Bar.

  MICHAEL R. NOTARO is retired from Computer Data Processing Corp., a privately-held firm which offered computer data processing services. From 1936 through 1990, Mr. Notaro was president of Chicago-based Statistical Tabulating Corporation, a privately-held firm founded by Mr. Notaro. Mr. Notaro is a trustee of DePaul University and former chairman of its board. He holds an honorary doctor of laws degree from DePaul University. He serves on the boards of Catholic Charities of Chicago, the Chicago Boys' Club and the Hundred Club of Cook County. He is a former trustee of the Illinois Institute of Technology and currently serves as a member of the Citizens Board of Loyola Hospital. Mr. Notaro is an emeritus member of the Finance Council for Cardinal Joseph Bernardin of the Archdiocese of Chicago. He is a Knight of St. Gregory and a Knight of Malta. He is co-trustee and co-executor of the estate of George S. Halas, deceased owner of the Chicago Bears.

  JOSEPH C. SCULLY joined the Bank in 1963 as a real estate appraiser. He was appointed Assistant Vice President in 1965, Vice President in 1968, Corporate Secretary in 1971 and Senior Vice President in 1974. He was elected President, Chief Operating Officer and a Director in 1980. He was elected Chief Executive Officer in 1982. Mr. Scully held the dual roles of President and Chief Executive Officer from 1982 to 1989, when he relinquished the role of President to become Chairman and Chief Executive Officer. He holds undergraduate and graduate degrees from Loyola University. In 1981, Loyola University named him alumnus of the year. He serves as a trustee of Loyola University and chairs its investment committee. Mr. Scully serves on the board of the Austin Career Education Center Corp., the advisory board of Goodwill Industries, and the Leadership Committee of the Central Board of Neighborhood Housing Services. For the 1994 United Way/Crusade of Mercy campaign, he was chairman of the West Region's Major Employers Division. Mr. Scully presently serves as a member of the Thrift Institutions Advisory Council, a panel established by the Federal Reserve Board. He is also the past chairman of the Community Investment Corporation of Chicago, the Institute of Financial Education of the United States League, the Federal Savings and Loan Council and the Chicago Association of Savings Institutions.

  JOHN J. VIERA is a retired Corporate Vice President of Commonwealth Edison Company. He holds an undergraduate degree in electrical engineering from Marquette University and a graduate degree in business administration from the Illinois Institute of Technology. Since joining Commonwealth Edison Company in 1957, he has held several engineering and administrative positions. Mr. Viera is a member of the Economic and Serra Clubs of Chicago, a Northwestern Associate and a member of the advisory board for Marquette University. He is a member of the Illinois Housing Development Authority and a trustee of Roosevelt University and the Chicago Architecture Foundation. He is on the boards of Urban Gateways, Neighborhood Housing Services and Catholic Charities. Mr. Viera maintains memberships in the Western Society of Engineers and the Institute of Electronic and Electrical Engineers.

  JAMES B. WOOD is President of Equity Builders of Illinois, Inc., with which he has been affiliated since 1954. Equity Builders of Illinois, Inc. is a construction firm engaged in the development of apartments and single-family homes. Mr. Wood is past president of Northern Illinois Home Builders and a former director of Standard Alliance Industries, Inc. He is past president of the Oak Park-River Forest High School Board of Education and a life trustee of West Suburban Hospital. Mr. Wood holds an undergraduate degree from Indiana University and a Masters of Business Administration degree from Harvard University.

DIRECTOR COMPENSATION

  Directors of the Corporation are not paid for attending meetings of the Board of Directors of the Corporation. Each director of the Corporation is also a director of the Bank. Non-employee directors of the Bank are paid an annual director's fee of $24,000, except that Mr. Notaro, as Chairman of the Executive

Committee, receives an annual director's fee of $36,000. In addition to the annual fee, non-employee directors receive board and committee meeting fees of $500 per meeting ($600 for committee chairpersons), based upon attendance. Non-employee directors also receive monthly meeting fees of $500 per month from St. Paul Financial Development Corporation and $200 per month from Annuity Network, Inc., which are both wholly-owned subsidiaries of the Corporation, as well as $300 per month from St. Paul Service, Inc., a wholly-owned subsidiary of the Bank. Directors who are employees of the Bank do not receive any such fees.

  The Corporation and the Bank have adopted a nonqualified retirement plan (the "Retirement Plan") for non-employee directors of the Corporation and the Bank. Under the Retirement Plan, as amended, eligible directors receive annual benefits consisting of a minimum of 60% (increasing to 70% for eleven or more years of service and increasing by an additional 1% for each year of service in excess of 20 years) of the regular annual compensation paid for services as a director of the Corporation, the Bank or any of their subsidiaries during the 12-month period immediately preceding a termination of service (or, if greater, during any 12 consecutive month period occurring during the three-year period immediately preceding a termination of service). The Retirement Plan, as amended, provides that benefits are paid once a director reaches age 70; after the director's permanent and total disability; after a director nominated by the Corporation is not reelected; or after termination following a change in control. For the definition of "change in control", see "Executive Compensation-Employment Agreements". Benefits are not paid if the director is removed from the board for "cause", as defined.

  Monthly payments are made under the Retirement Plan for the number of months equal to the number of full months the eligible director has served as a director. Directors have the right to elect to receive a lump-sum payment, as calculated based upon an actuarial determination of the present value of the plan's benefits. The Retirement Plan, as amended, provides for a spouse's benefit if the director is married at the time of death. Eligible directors must agree not to become an employee of any financial institution located within 50 miles of the Bank's headquarters for a one-year period after termination of service as a director in order to receive benefits. The Retirement Plan, as amended, provides that the obligation of the Corporation and the Bank to each eligible director will be funded as each such director becomes entitled to receive payment of benefits. The Retirement Plan may be amended or terminated at any time, but without affecting the vested rights of directors to receive benefits.

CORPORATE GOVERNANCE AND OTHER MATTERS

  The Board of Directors of the Corporation acts as a nominating committee for selecting nominees for election as directors and has made its nominations for the 1995 Annual Meeting. The Corporation's Bylaws also permit shareholders eligible to vote at the Annual Meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Corporation not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. Public disclosure of the date of the 1995 Annual Meeting was made on March 14, 1995 by the issuance of a press release followed by a filing of a Current Report on Form 8-K under the Securities Exchange Act of 1934 (the "1934 Act") with the SEC. A shareholder's notice of nomination must also set forth certain information specified in
Article III, Section 13 of the Corporation's Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder. Prior to printing this proxy statement, the Corporation had received no such nominations.

  The Boards of Directors of the Corporation and the Bank have each appointed a standing audit committee. During the year ended December 31, 1994, the audit committees each conducted four meetings. The current members of the audit committees are Messrs. Anderson, Viera and Wood. The duties of the committees include reviewing with management and the Corporation's independent accountant the annual financial statements, significant accounting policies, audit conclusions regarding significant accounting estimates and the independent accountant's letter to management concerning the effectiveness of financial and accounting controls. In addition, the committees review the scope of the annual independent accountant's audit and recommend to the Board of Directors the firm to be engaged as the independent accountant. The committees also oversee the Bank's internal audit function and review with the Director of Internal Audit his conclusions regarding the adequacy of the organization's internal controls. The committees may also examine and consider other matters relating to the financial affairs of the Corporation and the Bank as they determine appropriate.

  The Boards of Directors of the Corporation and the Bank have each appointed a standing organizational planning committee. During the year ended December 31, 1994, the organizational planning committees each conducted six meetings. The current members of the organizational planning committees are Dr. Fredian and Messrs. Notaro and Viera. The organizational planning committees function as compensation committees. The duties of such committees include making recommendations to the Boards of Directors concerning compensation of executive officers and employee benefit plans. See "Executive Compensation-Report of the Organizational Planning and Stock Option Committees on Executive Compensation".

  The Boards of Directors of the Corporation and the Bank have each appointed a standing executive committee. The Bylaws of the Corporation and the Bank give the executive committees certain powers and authority in the management of the business and affairs of the Corporation and the Bank when the Boards of Directors are not in session. The executive committees also review and make recommendations to the Boards of Directors concerning the Corporation's and the Bank's annual budgets. During the year ended December 31, 1994, the executive committees each conducted two meetings. The current members of the executive committees are Messrs. Agnew, Notaro, Scully and Wood.

  The Board of Directors of the Corporation has appointed a standing stock option committee. The duties of the committee include making recommendations to the Board of Directors concerning eligible persons to whom options will be granted under the Corporation's stock option plan. During the year ended December 31, 1994, the stock option committee conducted two meetings. The current members of the stock option committee are Dr. Fredian and Messrs. Notaro and Viera. See "Executive Compensation-Report of the Organizational Planning and Stock Option Committees on Executive Compensation".

  During 1994, the Corporation's Board of Directors held twelve meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Corporation's Board of Directors and the total number of meetings held by all committees of such board on which the director served.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table sets forth certain summary information concerning the compensation paid by the Corporation and its subsidiaries for services rendered during each of the fiscal years ended December 31, 1992, 1993 and 1994 to the Corporation's chief executive officer and to each of the four other most highly compensated executive officers of the Corporation determined as of December 31, 1994 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL        LONG-TERM
                                    COMPENSATION (B)  COMPENSATION
                                    ----------------- ------------
                                                         AWARDS
                                                      ------------
                                                       SECURITIES
                                                       UNDERLYING   ALL OTHER
      NAME AND PRINCIPAL             SALARY   BONUS   OPTIONS/SARS COMPENSATION
           POSITION            YEAR   ($)     $ (A)      # (C)       ($) (D)
      ------------------       ---- -------- -------- ------------ ------------
Joseph C. Scully.............. 1994 $366,618 $134,838       -0-      $132,373
 Chairman of the Board         1993  323,699  318,535    37,500       146,041
 and Chief Executive Officer   1992  279,384  348,690    37,500       140,625
Patrick J. Agnew.............. 1994  259,992  131,640       -0-        82,606
 President and Chief           1993  231,028  315,755    37,500        96,285
 Operating Officer             1992  201,119  317,423    37,500        86,783
Robert N. Parke............... 1994  141,726   55,693       -0-         2,378
 Senior Vice President,        1993  136,299  132,370       -0-         5,730
 Finance                       1992  129,800  145,253    18,000         8,206
 and Chief Financial Officer
Thomas J. Rinella............. 1994  149,351   54,017       -0-         2,512
 Senior Vice President,        1993  143,642  127,839       -0-         6,038
 Community                     1992  136,804  140,227    18,000         8,648
 Lending
Clifford M. Sladnick.......... 1994  148,913   42,572       -0-         2,498
 Senior Vice President,        1993  133,695   99,033    15,000         5,620
 General                       1992  117,804  108,244    18,000         7,447
 Counsel and Corporate
 Secretary

--------
(a) Includes incentive compensation paid in July of 1992, 1993 and 1994 to the Bank's officers based on a percentage of earnings, as well as annual holiday bonuses (3% of base compensation) paid in December of each year. Incentive compensation, if any, is paid in July of each year based upon the Corporation's earnings during the preceding twelve month period, and is included in the table based on the amount earned with respect to each year presented. The amount of incentive compensation earned by the named executive officers for the last six months of 1994 is not yet calculable.
(b) Certain executive officers of St. Paul Federal receive indirect compensation in the form of personal benefits; including insurance premiums, personal tax, financial and estate planning services, club memberships and the use of automobiles. The amount of such indirect compensation in 1994 did not exceed, with respect to any executive officer, the lesser of $50,000 or 10% of the total amount of annual salary and bonus paid to such officer.
(c) Represents stock options granted on June 22, 1992 and June 3, 1993 under the Corporation's Stock Option Plan to purchase the stated number of shares of the Corporation's Common Stock at exercise prices of $12.00 and $14.1667 per share, respectively. The number of shares subject to the stock options and the per share exercise prices have been adjusted to reflect the Corporation's three-for-two stock split on January 4, 1994. Although the Corporation's Stock Option Plan permits the grant of stock appreciation rights ("SARs"), no grants of SARs have been made.
(d) Consists of contributions to the Corporation's Employee Stock Ownership Plan (the "ESOP") with respect to Mr. Parke, Mr. Rinella and Mr. Sladnick. With respect to Messrs. Scully and Agnew, for 1994 consists of ESOP contributions of $2,516 each, as well as deferred compensation of $129,857 and $80,090, respectively, earned under their respective employment agreements.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth certain information, with respect to the named executive officers, concerning the exercise of options during the fiscal year ended December 31, 1994 and the value of unexercised options held as of December 31, 1994.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                             NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                          SHARES            UNDERLYING UNEXERCISED         IN-THE-MONEY
                         ACQUIRED               OPTIONS/SARS AT       OPTIONS/SARS AT FISCAL
                            ON     VALUE      FISCAL YEAR-END (#)        YEAR-END ($) (A)
                         EXERCISE REALIZED ------------------------- -------------------------
      NAME                 (#)      ($)    EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----               -------- -------- ----------- ------------- ----------- -------------
Joseph C. Scully........     --        --    345,000         --      $3,256,240         --
Patrick J. Agnew........     --        --    202,500         --       1,712,495         --
Robert N. Parke.........   5,000  $ 76,667    73,000         --         694,832         --
Thomas J. Rinella.......  15,000   239,375    70,500         --         667,748         --
Clifford M. Sladnick....     --        --     40,125      19,875        293,686    $114,312

--------
(a) Market value of underlying securities at year-end, minus the exercise price.

REPORT OF THE ORGANIZATIONAL PLANNING AND STOCK OPTION COMMITTEES ON EXECUTIVE COMPENSATION

 Overview and Philosophy

  The Organizational Planning Committee (the "Planning Committee") and the Stock Option Committee (together with the Planning Committee herein referred to as the "Committee") of the Corporation's Board of Directors are both composed of three outside directors, Dr. Fredian and Messrs. Notaro and Viera. The Planning Committee is responsible for developing and making recommendations to the Board with respect to the Corporation's executive compensation policies. In addition, the Planning Committee determines annually the compensation that is paid to the Chief Executive Officer and the other executive officers of the Corporation, subject to Board approval. The Stock Option Committee selects, subject to Board approval, the eligible persons to whom options will be granted based on each individual's performance and responsibilities. The Stock Option Committee prescribes the terms and provisions (which need not be identical) of each option granted under the Option Plan.

  The Committee has outside compensation consultants available and access to independent national, regional and industry compensation survey information.

  The objectives of the Corporation's executive compensation program are to:

  . Directly tie individual executive pay to corporate performance;

  . Support the achievements of the long- and short-term strategic goals and performance objectives of the Corporation;

  . Provide a competitive compensation program that will attract and retain talented and qualified executives while rewarding individual achievement and contribution; and

  . Align the executives' interests with corporate success by making a substantial portion of compensation subject to profitability.

  The Corporation's executive compensation program provides an overall level of compensation opportunity that is competitive within the thrift and banking industry. The Committee will use its discretion to set executive compensation where, in its judgment, external, internal or individual circumstances warrant it.

 The 1993 Tax Act

  The Omnibus Budget Reconciliation Act of 1993 added a provision to the Internal Revenue Code of 1986, as amended (the "Code"), which generally limits to $1.0 million the Corporation's allowable deduction for federal income tax purposes of certain compensation paid to executive officers, except for certain "performance-based" compensation and certain compensation related to employee benefit plans.

  The Committee has considered the implications of this new law and has concluded that, since the cash compensation paid to the Corporation's executive officers is significantly below the $1.0 million limitation, no general policy with respect to this matter is necessary at this time. The Corporation, however, could be impacted by this new law to the extent that option exercises by executive officers cause an individual's compensation in a particular year to exceed $1.0 million. Accordingly, the Committee has attempted to conform the terms of the proposed 1995 Incentive Plan to the new law such that compensation attributable to awards thereunder will not be subject to the deduction limitation. See "Proposed 1995 Incentive Plan".

 Executive Officer Compensation Program

  The Corporation's executive officer compensation program consists of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, deferred compensation, personal benefits such as tax services, club memberships, financial planning and the use of automobiles, and various benefits including medical and retirement plans generally available to employees of the Corporation. The executive officer compensation program is reviewed, with the assistance of an independent compensation consultant, relative to other well-managed large thrift institutions, regional thrifts and local bank competitors (the "Compensation Peer Group"). The Compensation Peer Group (which consists of 20 large national thrifts, eight regional and local thrifts and five local banks) is used to compare the Corporation's compensation packages to that of other companies that compete with the Bank for executives. The Committee believes that this peer group, which differs from the published NASDAQ indices utilized in the Comparative Performance Graph set forth below, is appropriate for executive compensation purposes.

  Base Salary. Executive officer base salaries are set relative to market data and surveys of the Compensation Peer Group. Base salaries are reviewed position by position and are generally set at levels lower than market due to the large emphasis on incentive compensation determined by annual corporate and individual performance. Overall base salaries for the named executive officers average 22% below the combined base salaries of the Compensation Peer Group. In determining base salaries, the Committee also takes into consideration individual experience and contributions, as well as level of responsibility.

  Annual Incentive Compensation. The officer incentive compensation program is the Corporation's annual incentive program for corporate officers. The purpose of the incentive compensation program is to provide a direct link between executive officer compensation and corporate earnings. The Planning Committee believes that compensation tied to corporate performance strengthens management's incentive to increase the Corporation's profitability. Accordingly, annual incentive compensation is a significant component of the executive officers' total cash compensation. For the named executive officers, the portion of compensation attributable to the incentive program in 1994 ranged from 34% to 49% of total compensation.

  Incentive compensation for all corporate officers has averaged 5% of the Corporation's earnings for the preceding twelve-month period, without deducting for net additions to general loss reserves and taxes (but reduced by specific loan loss reserves and loan charge-offs) and has been distributed to officers based on individual performance and corporate level. In the absence of earnings, no bonus is paid.

  In fiscal 1994, the Corporation's net earnings declined by 16.6%, or $6.9 million, over 1993. In conjunction with this decline, bonus payments to all officers of the Corporation were reduced by approximately 20%. The Planning Committee believes that the annual incentive program provides an excellent link between the level of the Corporation's earnings and the incentives paid to executive officers.

  Individual incentive bonus awards to the executive officers are determined, at the discretion of the Planning Committee, based on individual performance and achievement. The annual incentive bonus, when combined with base salary, resulted in average compensation payments to the named executive officers at 3% below the average of the Compensation Peer Group. The Planning Committee believes that the level of compensation paid to the named executive officers during 1994 was appropriate based upon the Corporation's financial performance and the significant portion of compensation tied to corporate performance.

  Stock Options. The Board of Directors of the Corporation believes that stock options are important to increase the incentive and to attract and encourage the continued employment and service of executive officers and other key officers and employees by facilitating their purchase of a stock interest in the Corporation. The Stock Option Committee believes that the grant of stock options aligns management with the interests of the Corporation's shareholders, while creating another form of performance-based compensation.

  The Stock Option Plan authorizes the Stock Option Committee to administer the plan and make recommendations to award stock options to key officers, directors and employees. Stock options are granted at the discretion of the Stock Option Committee, with grants generally made based on individual contributions and upon promotion. Stock options are granted at an option price equal to the fair market value of the Corporation's Common Stock on the date of grant, have ten year terms and have exercise restrictions based on length of service. The amount of stock option grants increases according to salary and position within the Corporation.

  In fiscal 1994, the named executive officers did not receive any stock option grants.

  Deferred Compensation Plan. A deferred compensation plan is provided to Messrs. Scully and Agnew as part of their long-term incentive compensation program. This plan, as specified in their employment agreements, requires that a specified sum be credited annually to their account. In fiscal 1994, the amounts credited (without earnings) for Messrs. Scully and Agnew were $129,857 and $80,090, respectively, representing 20% of Mr. Scully's and 15% of Mr. Agnew's annual compensation.

  Benefits. The Corporation provides medical, life insurance and retirement benefits to the executive officers that are generally available on the same terms to other employees of the Corporation. Certain executive officers receive indirect compensation in the form of personal benefits; including insurance premiums, personal tax services, financial planning, club memberships and the use of automobiles. As to each executive officer, the amount of these perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed the lesser of either $50,000 or 10% of annual compensation for fiscal 1994.

 Chief Executive Officer Compensation

  At the beginning of fiscal 1994, Mr. Scully's base salary was $361,200. During the year, Mr. Scully received a base salary increase of $10,836, representing an increase of 3% effective July 1, 1994. His base salary at the end of the fiscal year was $372,036. Mr. Scully's base salary is reviewed annually by the Committee. The Committee consults with an independent compensation consultant who conducts a customized survey of the Compensation Peer Group. The survey data is used to develop trend line analysis which shows the relationship between CEO total compensation and return on assets, as well as CEO total compensation and institution asset size. As discussed above, the Corporation's base salaries are set at the low end of the market data range, allowing for an effective incentive compensation program. For 1994, Mr. Scully's base salary was 20% below the peer group.

  Mr. Scully received a bonus in fiscal 1994 of $260,000 for the period from July 1, 1993 through June 30, 1994. The bonus was the result of corporate performance for the above period and was paid from a pool which averaged 5% of the Corporation's earnings for such period, without deducting for net additions to general loss reserves and taxes (but reduced by specific loan loss reserves and loan charge-offs).

  In fiscal 1994, net earnings of the Corporation declined to $41.4 million, a decrease of 16.6% over 1993. In addition, return on average assets (ROA) decreased to 0.879% with return on average equity (ROE) at 9.72%, in both cases a 24% decline. The Corporation's incentive program is designed to reward officers according to annual earnings. In 1994, the decline in corporate earnings and performance ratios resulted in a 20% decrease in Mr. Scully's 1994 incentive bonus payment.

  The Committee believes that Mr. Scully has managed the Corporation well in a challenging business environment for financial institutions, and has achieved financial results generally equivalent to the Compensation Peer Group. Mr. Scully's total cash compensation paid in 1994 was 11% below the average of the Compensation Peer Group.

                        Submitted by the Members of the
                       Organizational Planning Committee
                         and the Stock Option Committee

              Michael R. Notaro, Chairman        Alan J. Fredian
                                                 John J. Viera

COMPARATIVE PERFORMANCE GRAPH

  The following graph sets forth comparative information regarding the Corporation's cumulative shareholder return on its Common Stock over the last five fiscal years. The shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Corporation's cumulative shareholder return, based on an investment of $100 at the beginning of the five-year period beginning January 1, 1990, is compared to the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Bank Stock Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
                                      LOGO
                             [GRAPH APPEARS HERE]


Measurement Period            ST. PAUL
(Fiscal Year Covered)           BANC         NASDAQ      NASDAQ BANK
-------------------          ----------     ---------    -----------
Measurement Pt-
12/29/89                     $100.00        $100.00      $100.00
FYE 12/31/90                 $ 50.23        $ 84.92      $ 73.23
FYE 12/31/91                 $ 83.38        $136.28      $120.17
FYE 12/31/92                 $148.08        $158.58      $174.87
FYE 12/31/93                 $183.88        $180.93      $199.33
FYE 12/30/94                 $174.19        $176.92      $198.69

  Employment Agreements. The Corporation and the Bank have entered into employment agreements with Joseph C. Scully, Chairman of the Board and Chief Executive Officer, and Patrick J. Agnew, President and Chief Operating Officer.

  The salaries for Messrs. Scully and Agnew for the twelve month period ending June 30, 1995 are $372,036 and $263,952, respectively. Each officer receives annual salary increases as determined by the Bank's Board of Directors. Both Mr. Scully and Mr. Agnew are entitled to participate in any discretionary bonuses and retirement or other benefit plans applicable to the Corporation's or the Bank's executive officers. The employment agreements for Messrs. Scully and Agnew, as amended, are each for terms of three years, with each expiring on December 19, 1997. The Corporation and the Bank may, upon the majority affirmative vote of each of their respective Boards, by written notice to the officer, renew the employment agreements for one additional year on each anniversary date, commencing with the December 19, 1995 anniversary date, unless the officer gives contrary written notice to the other parties prior to such anniversary date. The employment agreements provide that the terms thereof are automatically terminated upon the officer attaining the age of 65.

  The employment of Messrs. Scully and Agnew may be terminated by the Boards of Directors of the Corporation and the Bank at any time; provided, however, that if the termination is not for cause, as defined in the agreements, each is entitled: (a) to receive a lump sum payment in an amount equal to his then-current compensation (including any bonuses paid during the then-current fiscal year and deferred compensation credited for the preceding year) calculated for a period equal to the remaining term of the agreement (provided that the aggregate amount of such payment shall not exceed three times the officer's then-current compensation) and (b) subject to certain limitations, to continue to participate in retirement and other benefit plans for the remaining term of the agreement, to be funded by an irrevocable trust established by the Corporation and the Bank. Such lump sum payments for termination without cause would be $2,318,622 and $1,835,526 for Messrs. Scully and Agnew, respectively, based upon current salary and deferred compensation plus the most recent incentive compensation paid to such officers, assuming a remaining term of three years. However, if the termination of employment is in connection with a "change in control", the lump sum severance payment would instead be calculated in accordance with the provisions described below.

  If any such officer terminates his employment without the consent of both Boards, then the agreements restrict the terminating officer for one year or the remaining term of the agreement plus six months, whichever is less, from being employed by a competing bank, savings bank, savings and loan association or mortgage banking company, or a holding company affiliate of any of the foregoing, having an office in Illinois within 50 miles of the Bank's home office, out of which the terminating officer would be primarily based.

  If, during the term of the employment agreements, there is a "change in control" of the Corporation or of the Bank, and the employment of Messrs. Scully or Agnew is terminated, voluntarily or involuntarily, within two years thereafter (except by reason of normal retirement, disability, death or for cause), each will be entitled to receive, as liquidated damages for services previously rendered, a lump sum cash payment. Such payment will be in the amount of one year's then-current compensation, including deferred compensation and any bonuses paid during the past twelve months, if employment is voluntarily terminated without "good reason", defined in the agreements as, among other things, a material reduction in the officer's salary or deferred compensation, a material reduction in the officer's bonus below a certain amount, the officer's relocation of more than 50 miles or a material reduction in his position, authority, duties or responsibilities. If the officer's employment is terminated by him voluntarily with good reason or involuntarily by the Corporation or the Bank, such payment will be equal to the sum of (X) the amount of the officer's then-current compensation which, but for such termination, would be payable for the remaining term of the agreement, plus (Y) one year's then-current compensation; provided that the aggregate amount of such payment shall not exceed three times the officer's then-current compensation. Based upon current salary and deferred compensation plus the most recent incentive compensation paid to such officers, such payments would be $772,874 and $611,842 for Messrs. Scully and Agnew, respectively, if employment were terminated as described in the second sentence of this paragraph, and, $2,318,622 and $1,835,526, respectively, if employment were terminated as described in the third sentence of this paragraph. This payment will be in lieu of the lump sum amount payable for termination without cause. The agreements also permit Messrs. Scully and Agnew to receive a lump sum amount equal to, but in lieu of, the above payment if they elect to terminate their employment agreements while continuing to work for the Corporation and the Bank following a change in control. In addition, such officers would be entitled, subject to certain limitations, to continue to participate in retirement and other benefit plans to be funded by an irrevocable trust created by the Corporation and the Bank. The employment agreements provide that the officers shall not have the right to receive any payment or benefits under the agreement to the extent that such payment or benefit would cause any payment to be considered a "parachute payment" under Section 280G of the Code.

  A "change in control" of the Corporation will be deemed to have occurred if
(i) any person becomes the beneficial owner of 25% or more of the Corporation's voting shares; (ii) any person receives certain regulatory approvals to acquire control of the Corporation; (iii) any person enters into a binding agreement to acquire (by means of stock purchase, tender offer or merger) beneficial ownership of 25% or more of the Corporation's voting shares, provided that a change in control would not be deemed to occur unless the Board of Directors makes a determination that such action constitutes a change in control, and further provided that a change in control shall no longer be deemed to have occurred upon any termination of such an agreement; (iv) any person becomes the beneficial owner of 10% to 25% of the Corporation's voting shares, provided that the OTS has made a determination that such ownership constitutes a change in control of the Corporation; (v) any person (other than persons named as proxies solicited on behalf of the Corporation) holds irrevocable proxies for 25% or more of the Corporation's voting shares, provided that the Board of Directors has made a determination that such action constitutes a change in control; and (vi) as the result of any tender offer, business combination or contested proxy solicitation, the persons who were directors prior to such transaction cease to constitute at least two-thirds of the Board of Directors of the Corporation. The Board of Directors may de-trigger any transaction or event (pursuant to which any person became the beneficial owner of up to 50% of the Corporation's voting shares) which terminates or ceases to exist. A "change in control" of the Bank will be deemed to have taken place if the Corporation's beneficial ownership of the total number of outstanding voting shares of the Bank is reduced to less than 50%.

  The employment agreements with Messrs. Scully and Agnew each provide for deferred compensation. In general, the employment agreements require St. Paul Federal to credit a specified sum annually as deferred compensation for each of these officers. The accrued payments will be paid to a named beneficiary if the officer dies prior to retirement. In case of involuntary termination before the end of the term of the agreement, the officer will receive the entire accrued amount in annual payments over a period of ten years or a lesser period at the option of the Bank. If the officer voluntarily terminates his employment, 75% of the accrued amount will be payable to the officer in five annual payments. If the officer remains in the employment of St. Paul Federal until he retires due to age, early retirement or disability and refrains from engaging in any competitive business, as described above, the accrued payments will be paid to the officer in ten annual installments or a lesser period at the option of the Bank. Each officer may elect, one year prior to the officer's retirement, to extend the period within which he or his beneficiaries will receive distribution of the accrued payments to a period not in excess of 15 years, except that at the option of the Bank it may be paid over a lesser period. Also, at the option of the Bank, distribution of the accrued payments may begin at age 70 and such payments may be made over a 15-year period. The employment agreements permit Messrs. Scully and Agnew to direct that deferred compensation contributions be deemed to be invested in government securities, the Common Stock of the Corporation or such other types of investments as directed by the officer.

  Severance Agreements. The Corporation and the Bank have entered into severance agreements with the senior vice presidents and first vice presidents of the Corporation and the Bank, including Robert N. Parke, Thomas J. Rinella and Clifford M. Sladnick, Senior Vice Presidents of the Corporation and the Bank. Under these agreements, each officer is entitled to receive a severance payment in the event his employment with the Corporation and the Bank is terminated, voluntarily or involuntarily (except by reason of normal retirement, disability, death or for cause), within two years of a change in control of the Corporation or of the Bank.

  The severance agreements provide that each officer will receive one year's then-current compensation, including any bonuses paid and any deferred compensation credited to his account during the past twelve months, if he voluntarily terminates his employment without "good reason" (defined in the agreements to include, among other things, a reduction in the officer's salary, a reduction in the officer's bonus below a certain amount, the officer's relocation of more than 50 miles, or a material reduction in the position, authority, duties or responsibilities which existed prior to the change in control). In the event the employment of any such officer is terminated by him voluntarily with good reason or involuntarily by the Corporation or the Bank, he will receive three times his average annual compensation for the five-year period before termination. Based upon current salaries and the most recent incentive compensation payments received, the aggregate amount of such payments under the severance agreements would be $256,084, $260,041 and $235,571 for Messrs. Parke, Rinella and Sladnick, respectively, if employment were terminated as described in the first sentence of this paragraph and would be $700,091, $758,916 and $586,038 for Messrs. Parke, Rinella and Sladnick, respectively, if employment were terminated as described in the second sentence hereof. In addition, such employees will be entitled, subject to certain limitations, to continue to participate in retirement and other benefit plans to be funded by an irrevocable trust created by the Corporation and the Bank. The severance agreements provide that the officers shall not have the right to receive any payment or benefits under the agreement to the extent that such payment or benefit would cause any payment to be considered a "parachute payment" under Section 280G of the Internal Revenue Code.

  The severance agreements are each for terms of three years, with each expiring on December 20, 1997. The Corporation and the Bank may, upon the majority affirmative vote of each of their respective Boards, by written notice to the officer renew the severance agreements for one additional year on each anniversary date, commencing with the December 20, 1995 anniversary date, unless the officer gives contrary written notice to the other parties prior to such anniversary date.

  Pension Plans. The Bank maintains a qualified noncontributory pension plan administered by trustees appointed by the Board of Directors of the Bank for its employees and the employees of its subsidiaries. All of the current trustees are members of the Bank's Board of Directors. The plan covers those employees who have reached the age of 21 and who have completed at least 1,000 hours of employment in a 12-month period. Contributions are determined in accordance with actuarial principles, subject to the approval of the Board of Directors. Accrued benefits of eligible employees become vested after five years of service.

  The Board of Directors has adopted an excess benefit plan entitled the "St. Paul Federal Supplemental Retirement Plan and Excess Benefit Plan". The purpose of this plan is to provide employees who are participants in the pension plan with benefits which are not currently available because such benefits would be in excess of the limitations on contributions and benefits imposed by the Code.

  The following table shows estimated aggregate annual pension benefits at age 65 payable to employees under the pension plan and the supplemental benefit plan in the form of a single life annuity for various levels of compensation and years of credited service, without any limitations on benefits imposed by the Code:

                               PENSION PLAN TABLE

                                                  YEARS OF SERVICE
                                    --------------------------------------------
COMPENSATION (A)                       15       20       25       30       35
----------------                    -------- -------- -------- -------- --------
 $150,000.......................... $ 48,176 $ 65,072 $ 81,968 $ 98,864 $110,123
  200,000..........................   65,126   88,022  110,918  133,814  148,973
  250,000..........................   82,076  110,972  139,868  168,764  187,823
  300,000..........................   99,026  133,922  168,818  203,714  226,673
  350,000..........................  115,976  156,872  197,768  238,664  265,523
  400,000..........................  132,926  179,822  226,718  273,614  304,373
  450,000..........................  149,876  202,772  255,668  308,564  343,223
  500,000..........................  166,826  225,722  284,618  343,514  382,073
  550,000..........................  183,776  248,672  313,568  378,464  420,923
  600,000..........................  200,726  271,622  342,518  413,414  459,773
  650,000..........................  217,676  294,572  371,468  448,364  498,623
  700,000..........................  234,626  317,522  400,418  483,314  537,473
  750,000..........................  251,576  340,472  429,368  518,264  576,323

--------
(a) Compensation is assumed to be the average of the final 60 months of compensation, which includes base salary plus incentive compensation (as set forth under "Annual Compensation" in the Summary Compensation Table with respect to the named executive officers), multiplied by 12. Benefits shown reflect the Social Security offset allowance as defined in the pension plan.

  The amount of any lump sum payment under the plans is calculated based upon an actuarial determination of the present value, as of the date of retirement, of the annual pension benefits.

  Messrs. Scully, Agnew, Parke, Rinella and Sladnick had 31, 15, 17, 26 and 4 years of credited service, respectively, under the pension plan as of December 31, 1994.

  Certain Transactions. Certain directors and executive officers of the Corporation and the Bank, as well as certain members of their families and certain business entities with which they or their families are affiliated, are borrowers from the Bank. All such loans were made in the ordinary course of business, did not involve more than the normal risk of collection or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons. All loans to directors and officers must be approved by the Board of Directors.

                          PROPOSED 1995 INCENTIVE PLAN
                                  (PROPOSAL 2)

GENERAL

  The Board of Directors is proposing for shareholder approval the St. Paul Bancorp, Inc. 1995 Incentive Plan (the "1995 Plan"). The purposes of the 1995 Plan are (i) to align the interests of the Corporation's shareholders with those of the Corporation's directors, officers and key employees by providing such recipients with a proprietary interest in the Corporation's growth and success and (ii) to advance the interests of the Corporation by attracting and retaining well-qualified officers, other key employees and directors who are not officers or other salaried employees of the Corporation ("Non-Employee Directors").

  The Corporation's current stock-based incentive plan, the St. Paul Bancorp, Inc. Stock Option Plan (the "1987 Plan"), was established by the Board of Directors of the Corporation in 1987 and will terminate in 1997. Moreover, as of March 17, 1995, only 204,874 shares of Common Stock remain available for future grants under the 1987 Plan. Accordingly, the Board believes that it is in the best interests of the Corporation and its shareholders at this time to adopt a new stock-based incentive plan in order to accomplish the purposes set forth above.

  Under the 1995 Plan, 900,000 shares of Common Stock will be reserved for issuance. Approximately 141 officers and other key employees and eight Non-Employee Directors are eligible to participate in the 1995 Plan.

  Under the 1995 Plan, the Corporation may grant non-qualified stock options, "incentive stock options" within the meaning of Section 422 of the Code, stock appreciation rights ("SARs"), limited stock appreciation rights ("LSARs"), restricted stock, performance shares and performance units. Non-qualified options to purchase 1,200 shares of Common Stock will also be granted automatically to Non-Employee Directors on the date of each annual meeting of shareholders of the Corporation, and non-qualified options to purchase 7,500 shares of Common Stock will be granted to each new Non-Employee Director upon his or her initial election to the Board of Directors.

  Assuming the presence of a quorum, the affirmative vote of holders of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 1995 Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to adopt the 1995 Plan.

  The Board of Directors recommends a vote FOR approval of the 1995 Plan.

DESCRIPTION OF THE 1995 PLAN

  The following summary of the 1995 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 1995 Plan, which is annexed hereto as Exhibit A.

  Administration. The 1995 Plan will be administered by the Board of Directors, which, pursuant to the 1995 Plan, may appoint a Stock Option Committee of the Board of Directors (the "Committee") to administer the 1995 Plan. The Board has appointed the Board's existing Stock Option Committee as the Committee with authority to act on behalf of the Board of Directors with respect to the granting of awards and the administration of the 1995 Plan.

  Subject to the express provisions of the 1995 Plan, and except for options granted to Non-Employee Directors, the Board of Directors has the authority to select eligible officers and other key employees who will receive awards and to determine the terms and conditions of each award. Awards will be evidenced by written agreements containing such provisions not inconsistent with the 1995 Plan as the Board of Directors shall approve. The Board of Directors will also have authority to prescribe rules and regulations for administering the 1995 Plan and to decide questions of interpretation or application of any provision of the 1995 Plan.

  Available Shares. Under the 1995 Plan, 900,000 shares of Common Stock are available for awards to officers, other key employees and Non-Employee Directors. The limitations are subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization. In general, shares covered by an option, SAR, restricted stock award, performance share or performance unit that expires or terminates unexercised or is cancelled or forfeited would again be available for awards under the 1995 Plan. The maximum number of shares of Common Stock with respect to which awards may be granted during any calendar year to any individual is 90,000.

  Change in Control. In the event of a "change in control" of the Corporation or the Bank, all outstanding options, SARs, and LSARs will become exercisable in full, and all other awards will vest. See "Executive Compensation-- Employment Agreements" for the definition of a "change in control".

  Effective Date, Termination and Amendment. If approved by stockholders, the 1995 Plan will become effective as of May 3, 1995 and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 1995 Plan at any time without further approval of the shareholders of the Corporation, except to the extent that such shareholder approval may be required to maintain compliance with Rule 16b-3 under the 1934 Act or the rules of the NASDAQ System.

  Non-Qualified Stock Options, Stock Appreciation Rights and Limited Stock Appreciation Rights. The period for the exercise of a non-qualified stock option or SAR and the option exercise price and base price of an SAR will be determined at the time of grant. The option exercise price of a non-qualified stock option will not be less than the fair market value of the Common Stock on the date of grant of such option. The 1995 Plan contemplates that options and SARs granted to employees will become exercisable in installments of 50% after one year and 12.5% in each of the next four years, except as provided in the related option agreement. The 1995 Plan also contemplates that, except as otherwise provided, options and SARs will become fully exercisable upon the date on which the optionee completes five years of employment with the Corporation or the Bank. Under the 1995 Plan, an optionee may exercise SARs only at such times as the related option may be exercised and only at such times as the fair market value of a share of Common Stock on the exercise date exceeds the option price of the related option. As to SARs that would be exercisable for shares of Common Stock, the number of shares issued pursuant to the exercise of SARs will be determined by dividing (i) the total number of SARs being exercised, multiplied by the excess of the fair market value of a share of Common Stock on the exercise date over the per share exercise price, by (ii) the fair market value of a share of Common Stock on the exercise date.

  LSARs become exercisable only upon the occurrence of a change in control of the Corporation or the Bank. LSARs may be granted under the 1995 Plan with respect to options or SARs granted or previously granted under the 1995 Plan. Each LSAR will be identified with a share of Common Stock subject to an option or a SAR and the number of LSARs granted to a grantee shall equal the sum of the number of shares of Common Stock subject to the option or the number of SARs with which such LSARs are identified. The LSAR will terminate either upon the expiration, termination, forfeiture or cancellation of a grantee's option or SAR or the purchase of shares of Common Stock subject to such option. The LSARs must be exercised within 60 days following the date of the change in control. The benefit upon exercise of a LSAR equals the difference between the fair market value of one share of Common Stock on the date of exercise and the exercise price of the option.

  In the event of termination of employment by reason of normal retirement (or prior thereto with the consent of the Board of Directors), each non-qualified stock option will not terminate until the expiration of such award in accordance with the terms of the 1995 Plan, and each SAR and LSAR may be exercised for a period of three months (or such longer period as may be determined by the Board of Directors) after the date of such termination of service or employment, unless earlier terminated. In the event of termination of employment by reason of death or permanent and total disability (which, for purposes of the Plan, is total disability within the meaning of Section 22(e)(3) of the Code), each non-qualified stock option may be exercised by the recipient or his or her executor or administrator at any time prior to the expiration of such award in accordance with the terms of the 1995 Plan, and each SAR and LSAR may be exercised within one year (or such longer period as may be determined by the Board of Directors) after the date of the holder's death or termination of employment (and prior to the termination of the award), but only to the extent such award was exercisable immediately prior to the recipient's death or termination. In the event of termination of employment for any other reason, each non-qualified stock option will terminate three months after the date of such termination of employment, and each SAR and LSAR will terminate on the date of termination of employment (although the Board of Directors may extend such period for up to three months), unless earlier terminated.

  Incentive Stock Options. No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Corporation (a "ten percent holder"), in which case the option must be exercised within five years after its date of grant. The option exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, unless the recipient of the incentive stock option is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

  In the event of a termination of employment by reason of death, the executor or administrator of the recipient's estate may exercise any incentive stock option or SAR at any time within one year (or such longer period as may be determined by the Board of Directors) of such recipient's death to the extent such option was exercisable immediately prior to the recipient's death. In the event of termination of employment by reason of permanent and total disability, the recipient may exercise an incentive stock option for a period of one year (or, although such option may no longer qualify as an incentive stock option, such longer period as may be determined by the Board of Directors) after such termination to the extent such award was exercisable on the date of such termination. In the event of a termination of employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of three months (or, although such options may no longer qualify as incentive stock options, such longer period as may be determined by the Board of Directors) after such termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the one-year period following termination of employment by reason of permanent and total disability, or during the three-month period following termination of employment for any other reason, each incentive stock option will be exercisable to the extent such option was exercisable on the date of the holder's death and may thereafter be exercised for a period of one year (or such longer period as may be determined by the Board of Directors), but in no event after the expiration of such incentive stock option.

  Non-Employee Director Options. Beginning on the date of the Corporation's 1995 Annual Meeting, each Non-Employee Director will automatically be granted, on the date of each annual meeting of shareholders, a non-qualified option to purchase 1,200 shares of Common Stock at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. In addition, an option to purchase 7,500 shares of Common Stock, at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, will be granted to each new Non-Employee Director upon his or her initial election to the Board of Directors. Such options will be fully exercisable on the date one year after the date of grant and will expire ten years after the date of grant, provided that no

Common Stock acquired upon the exercise of said options shall be sold or transferred by the person exercising such option during the six-month period following the date of grant of such option.

  If a Non-Employee Director ceases to be a Director for any reason other than death or permanent and total disability, such Director's options will not terminate until expiration of the option in accordance with the terms of the 1995 Plan. If a Non-Employee Director ceases to be a Director by reason of death or permanent and total disability, such options become immediately exercisable in full and may be exercised until the expiration of the option.

  Restricted Stock Awards. The 1995 Plan provides for the grant of stock awards which are subject to a restriction period ("restricted stock") and to the satisfaction of specified performance measures for the applicable restriction period. Prior to the grant, the Board of Directors will determine the restrictions applicable to such shares. Shares of restricted stock are non-transferable until they have become nonforfeitable. An award of shares of restricted stock, or portion thereof, is subject to forfeiture if the holder does not remain continuously in the employment of the Corporation during the restriction period or to the extent the performance measures are not attained during the restriction period; provided, however, that termination of employment by reason of normal retirement (or prior thereto with the consent of the Board of Directors), total disability or death, will result in the restricted stock becoming fully vested. In the event of termination of employment for any other reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and cancelled by the Corporation. Unless otherwise determined by the Board of Directors, the holder of a restricted stock award will have rights as a stockholder of the Corporation, including the right to vote and to receive dividends with respect to the shares of restricted stock.

  Performance Share Awards. The 1995 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the Board of Directors may determine to afford the holder of such award rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to the award. Performance shares will be non-transferable. An award of performance shares, or portion thereof, is subject to forfeiture to the extent the specified performance measures are not attained during the applicable performance period; provided, however, that termination of employment by reason of normal retirement (or prior thereto with the consent of the Board of Directors), total disability or death, will result in the performance share award becoming fully vested. In the event of termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and cancelled by the Corporation.

  Performance Unit Awards. Performance units may be granted under the 1995 Plan to provide a benefit if specified performance measures determined by the Board of Directors are achieved during a performance cycle. A performance cycle may consist of a period of not less than one year nor more than three years. As soon as practicable after each applicable performance cycle, the Board of Directors shall determine the number of performance units which have been earned and shall pay each participant the value of such units in cash or, at the discretion of the Board of Directors, wholly or partly in shares of Common Stock. The value of the amount payable to the participant equals a percentage (which may exceed 100%) of the value of one share of Common Stock multiplied by the number of performance units earned. The Board of Directors may, in its discretion, permit deferment of the payment provided that the election to defer is made prior to the applicable performance cycle.

  Prior to the grant of a performance unit, the Board of Directors will determine the performance measures, the length of the performance cycle and the value of a performance unit. Performance unit awards will be non-transferable. An award of performance units, or portion thereof, is subject to forfeiture to the extent that specified performance measures are not attained during the applicable performance cycle. In the event of a termination of employment by reason of normal retirement (or prior thereto with the consent of the Board of Directors), total disability or death or under circumstances determined by the Board of Directors to be for the Corporation's convenience, the holder will receive the same percentage of the performance unit award which is earned by other participants for such performance cycle. In the event of termination of employment for any other reason before the end of a performance cycle, the performance award will be forfeited and cancelled by the Corporation.

  Performance Measures. Under the 1995 Plan, the vesting or payment of restricted stock awards, performance share awards and performance unit awards will be subject to the satisfaction of certain performance measures. The performance measures applicable to a particular award will be determined by the Board of Directors at the time of grant of such award. At present, no such awards are outstanding and, accordingly, no performance measures have been designated by the Board of Directors. Such performance measures may be one or more of the following: a level specified by the Board of Directors for (a) return on assets, (b) return on equity, (c) growth in net earnings, and (d) growth in earnings per share. With respect to awards of restricted stock and performance unit and performance share awards, the Board of Directors may select any one or more of the criteria set forth in the preceding sentence or may select some other performance measure. If the performance measure or measures (or portion thereof) applicable to a particular award are satisfied, the amount of compensation would be determined as follows: In the case of restricted stock awards, the amount of compensation would equal the number of shares of restricted stock subject to such award (or portion thereof earned) multiplied by the value of a share of Common Stock at the time such restricted stock vests. In the case of a performance share award, the amount of compensation would equal the number of performance shares subject to such award (or portion thereof earned) multiplied by (i) the closing sale price of a share of Common Stock on NASDAQ at the time the performance shares vest or (ii) if such performance shares are settled in shares of restricted stock, the value of a share of Common Stock at the time such restricted stock vests. In the case of a performance unit award, the value of the amount payable to the participant equals a percentage (which may exceed 100%) of the value of one share of Common Stock multiplied by the number of performance units earned. Pursuant to the 1995 Plan, the maximum number of shares with respect to which awards may be granted during any calendar year to any individual is 90,000.

  Section 162(m) of the Code. In general, Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four other most highly compensated executive officers. Certain types of compensation paid to such executives, however, are not subject to the deduction limit, including compensation deemed under the Code to be "performance-based". The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the Code will be dependent upon a number of factors, including shareholder approval of the 1995 Plan. Section 162(m) also prescribes certain procedural requirements in order for compensation to be performance-based, including that such compensation be related to awards granted by a committee comprised of two or more "outside" directors within the meaning of Section 162(m) and that any performance measures to which such compensation may be subject be based upon one or more of the four specific performance criteria described in the 1995 Plan. Based upon certain proposed regulations issued by the United States Department of the Treasury, compensation under the 1995 Plan payable with respect to options, SARs and LSARs is not expected to be subject to the $1 million deduction limit under Section 162(m). Although the Corporation has also structured the 1995 Plan such that compensation payable with respect to other awards under the 1995 Plan will satisfy the requirements of Section 162(m) of the Code with regard to its performance-based criteria, awards under the 1995 Plan may be made that do not satisfy such criteria, and there can be no assurance that awards under the 1995 Plan intended to be "performance-based" will satisfy such criteria. Accordingly, the Corporation may be limited in the deductions it may take with respect to certain awards under the 1995 Plan.

  Federal Income Tax Consequences. The following discussion of the federal income tax consequences of the 1995 Plan is only a summary of the general rules applicable to the grant and settlement of awards under the 1995 Plan and does not purport to give specific details on every aspect and does not cover, among other things, state and local tax treatment. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

  A participant receiving a non-qualified stock option under the 1995 Plan, including options granted to Non-Employee Directors, will not recognize taxable income upon the grant of the option, but will recognize taxable compensation at the time of exercise in the amount of the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the exercise of the option. At that time, the Corporation will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as income.

  A participant receiving an incentive stock option will not recognize taxable income upon the grant or exercise of the option, but will recognize income or loss upon disposition of the shares acquired pursuant to the exercise of the option, which may be ordinary income or capital gain (or loss), depending on the length of time the shares have been held. The Corporation will not be entitled to any deduction with respect to the grant or exercise of a participant's incentive stock option. However, if the participant disposes of the shares acquired pursuant to the exercise of the option before the later of two years from the date of grant and one year from the date of exercise, the Corporation will, except as limited by Section 162(m) of the Code, be entitled to a deduction as compensation expense in an amount taxable to the participant as ordinary income and not capital gain. Such ordinary income is the amount by which the lesser of the fair market value of the shares on the date of exercise or on the date of disposition exceeds the exercise price of the option.

  A participant who is granted SARs or LSARs will not recognize any taxable income upon the grant of the SARs or LSARs. Upon exercise, the participant recognizes taxable compensation in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense.

  A participant receiving restricted stock will not recognize taxable income at the time of the grant, and the Corporation will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse or the stock becomes vested, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions or upon vesting is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse or vesting will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid and the Corporation will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

  A participant receiving performance shares and performance units will not recognize taxable income upon the grant of such shares or units, as the case may be, and the Corporation will not be entitled to a tax deduction at such time. Upon the settlement of performance shares or performance units, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Corporation. This amount is deductible by the Corporation as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

  In the event of a change in control, the acceleration of the vesting or payment of any awards under the 1995 Plan may result in the receipt by the participant of "parachute payments" under Section 280G of the Code. As such, the participant may be subject to an excise tax, in addition to ordinary income tax, and the Corporation may not be entitled to a deduction with respect to such amounts.

  Accounting Consequences. Under current generally accepted accounting principles, the value of stock options granted under the 1995 Plan are non-compensatory and is not charged against the Corporation's earnings for financial accounting purposes. Increases in the market value of stock following the date of grant of SARs are currently treated as a compensation expense for financial accounting purposes. LSARs, however, may be granted without incurring an accounting charge until the occurrence of the event which "triggers" exercisability of the LSAR. The Corporation would recognize compensation expense attributable to awards of restricted stock, which expense would reflect the aggregate market value of the shares of restricted stock on the award date, accrued over the period during which the shares vest. With respect to performance share and performance unit awards, a compensation expense is recognized as measured by the market price of the related shares. A proposed change to the accounting rules would have required corporations to recognize for financial accounting purposes, with respect to options granted after 1996, the value of such options as a compensation expense over the period during which such options vest. Management's understanding is that such proposed change will not be implemented; however, there can be no assurance that a similar proposal will not be adopted in the future.

  Grants to Non-Employee Directors. The following table sets forth the number of shares of Common Stock underlying options which would be granted automatically to Non-Employee Directors on the date of each annual meeting of shareholders, beginning with the 1995 Annual Meeting.

                              1995 INCENTIVE PLAN

      NAME                                                         STOCK OPTIONS
      ----                                                         -------------
      William A. Anderson.........................................     1,200
      John W. Croghan.............................................     1,200
      Alan J. Fredian.............................................     1,200
      Kenneth J. James............................................     1,200
      Jean C. Murray, O.P.........................................     1,200
      Michael R. Notaro...........................................     1,200
      John J. Viera...............................................     1,200
      James B. Wood...............................................     1,200
      All Non-Employee Directors as a Group (8 persons)...........     9,600(1)

--------
(1) The option exercise price per share would be the closing sale price of the Corporation's Common Stock on NASDAQ on the date of grant. For example, on March 17, 1995, the closing sale price of Common Stock on NASDAQ was $21.875 per share. Each option would be fully exercisable one year after the date of grant and would expire ten years after the date of grant.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

  The following table sets forth information as of March 17, 1995 with respect to the shares of the Corporation's Common Stock beneficially owned by each director of the Corporation, each of the named executive officers and by all directors and executive officers of the Corporation as a group. Such individuals and certain of the Corporation's employee benefit plans beneficially own a total of 2,987,247 shares of the Corporation's Common Stock, or 16.1% of the Common Stock outstanding, including shares subject to options that will become exercisable within 60 days.

                                                    AMOUNT AND       PERCENT OF
                                                    NATURE OF          COMMON
                                                    BENEFICIAL          STOCK
NAME AND POSITION WITH THE CORPORATION             OWNERSHIP(A)      OUTSTANDING
--------------------------------------             ------------      -----------
Joseph C. Scully
 Chairman of the Board, Chief Executive Officer
 and Director.....................................    434,017(b)         2.3%
Patrick J. Agnew
 President, Chief Operating Officer and Director..    291,754(b)         1.6%
William A. Anderson
 Director.........................................      6,711              *
John W. Croghan
 Director.........................................     60,000              *
Alan J. Fredian
 Director.........................................     23,953(b)(c)        *
Kenneth J. James
 Director.........................................     72,747              *
Jean C. Murray, O.P.
 Director.........................................      7,500              *
Michael R. Notaro
 Director.........................................     18,366(b)(c)        *
John J. Viera
 Director.........................................     22,694              *
James B. Wood
 Director.........................................     43,051              *
Robert N. Parke
 Senior Vice President............................    125,380              *
Thomas J. Rinella
 Senior Vice President............................    114,984              *
Clifford M. Sladnick
 Senior Vice President............................     63,252              *
All directors and executive officers as a group
 (14 persons).....................................  1,373,309(b)(c)      7.1%

--------
*Less than 1%

(a) In accordance with Rule 13d-3 under the 1934 Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Corporation Common Stock if he has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from March 17, 1995. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The table includes shares owned by spouses or other immediate family members or that are held in trust, as to which the persons named in the table possess shared voting and/or investment power as follows: Mr. Scully, 18,669 shares; Mr. Agnew, 37,028 shares; Dr. Fredian, 8,951 shares; Mr. James, 65,246 shares; Mr. Notaro, 18,365 shares; Mr. Viera, 7,693 shares; Mr. Wood, 22,425 shares; Mr. Parke, 21,536 shares; Mr. Rinella, 7,599 shares; Mr. Sladnick, 727 shares; and all directors and executive officers as a group, 219,620 shares. The table includes 6,910 shares and 19,423 shares as of March 17, 1995 held for the benefit of Mr. Scully and Mr. Agnew, respectively, under the St. Paul Federal Bank For Savings Deferred Compensation Trust. All other shares included in the table are held by persons who have sole voting and investment power over such shares. The table includes 870,500 shares of Common Stock subject to outstanding options which are exercisable within 60 days from March 17, 1995. The table also includes 183,363 shares as of March 17, 1995 allocated to executive officers' accounts under the Bank's ESOP and 401(k) Profit Sharing Plan.
(b) Does not include 178,218 shares as of March 17, 1995 with respect to which the St. Paul Federal Bank For Savings Employees Pension Plan has sole voting and dispositive power. Also does not include 286,428 unallocated shares with respect to which the ESOP has shared voting and dispositive power. Dr. Fredian, and Messrs. Scully, Agnew and Notaro are the trustees of the Employees Pension Plan and the ESOP.
(c) Except as allotted to Messrs. Scully and Agnew as indicated above, does not include 47,885 shares as of March 17, 1995 with respect to which the St. Paul Federal Bank For Savings Deferred Compensation Trust has shared voting and dispositive power. Dr. Fredian and Mr. Notaro are the trustees of the Deferred Compensation Trust.

  The following table set forth information, as of March 17, 1995, with respect to the only person known by the Corporation to have filed a beneficial ownership report with the SEC with regard to 5% or more of the Corporation's outstanding Common Stock:

                           AMOUNT AND NATURE  PERCENT OF
NAME AND ADDRESS             OF BENEFICIAL   COMMON STOCK
OF BENEFICIAL OWNER            OWNERSHIP     OUTSTANDING
-------------------        ----------------- ------------
Dalton, Greiner, Hartman,
Maher & Co., Inc. (a)....      1,155,099         6.2%
 630 Fifth Avenue
 Suite 3425
 New York, New York 10111

--------
(a) A Schedule 13G dated February 2, 1995 states that Dalton, Greiner, Hartman, Maher & Co., Inc. is the beneficial owner of 1,155,099 shares of the Corporation's Common Stock, with respect to which it has sole dispositive power over all such shares and sole voting power over 667,099 of such shares.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the 1934 Act requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

  To the Corporation's knowledge, based solely upon review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

  The Board of Directors has appointed the firm of Ernst & Young LLP to continue as independent auditors for the Corporation for the year ending December 31, 1995, subject to ratification of such appointment by the shareholders. Ernst & Young LLP was appointed as the independent auditors of St. Paul Federal in 1981 and has performed audits for the Bank for the years since then. Ernst & Young LLP has also served as the independent auditors of the Corporation since its organization as the holding company of St. Paul Federal. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Ernst & Young LLP, independent certified public accountants, to audit the books and accounts of the Corporation for the year ending December 31, 1995. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

  Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
             TO BE PRESENTED AT 1996 ANNUAL MEETING OF SHAREHOLDERS

  Any proposal intended to be presented by any shareholder for action at the 1996 annual meeting of shareholders of the Corporation must be received by the Secretary of the Corporation at 6700 West North Avenue, Chicago, Illinois 60635 not later than November 27, 1995 in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to the 1996 annual meeting. In addition, the Corporation's bylaws require that notice of shareholder proposals and nominations for director be delivered to the Secretary of the Corporation not less than 30 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 45 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the 15th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Corporation to include in its proxy statement and proxy relating to the 1996 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                 OTHER MATTERS

  As of the date of this proxy statement, the Board of Directors of the Corporation does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                                          By Order of the Board of Directors
                                          LOGO
                                          Joseph C. Scully
                                          Chairman of the Board and
                                           Chief Executive Officer

Chicago, Illinois
March 27, 1995

                                                                       EXHIBIT A

                             ST. PAUL BANCORP, INC.

                              1995 INCENTIVE PLAN

  St. Paul Bancorp, Inc. (the "Company") sets forth herein the terms of this 1995 Incentive Plan (the "1995 Plan") as follows:

1. PURPOSES

  The 1995 Plan is intended to advance the interests of the Company and align the interests of the Company's shareholders with those of the Company's directors, officers and key employees by providing such recipients of awards under the 1995 Plan with an opportunity to acquire or increase a proprietary interest in the Company and by providing such individuals with personal financial stakes in the growth and performance of the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Company or that of one or more of its subsidiaries. Awards under the 1995 Plan may be granted in the form of (i) options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Stock"), (ii) shares of restricted stock, (iii) performance shares or (iv) performance units. Options granted to officers or other key employees of the Company or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") may be accompanied by stock appreciation rights ("SARs") or limited stock appreciation rights ("LSARs"). An Option granted to officers or other key employees of the Company or a Subsidiary under the Plan (an "Option") may be in the form of (i) an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option"), except to the extent that any such Option would exceed the limitations set forth in Section 6(b) below; or (ii) a non-qualified stock option. Options granted to directors who are not officers or other salaried employees of the Company or any of its Subsidiaries ("Non-Employee Directors") shall be in the form of non-qualified stock options.

2. ADMINISTRATION

  (a) Board. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option, SAR, LSAR, shares of restricted stock, performance unit or performance share or any written agreement (an "Agreement") evidencing an award hereunder between the Company and the recipient of such award (a "Grantee") entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the 1995 Plan deemed by the Board to be necessary or appropriate to the administration of the 1995 Plan or any award granted hereunder or any Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the 1995 Plan is properly raised for consideration or by unanimous consent of the Board executed in writing in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The interpretation and construction by the Board of any provision of the 1995 Plan or of any award granted hereunder or Agreement entered into hereunder shall be final and conclusive.

  (b) Committee. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its Subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act") and as an "outside director" within the meaning of Code Section 162(m). The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the 1995 Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the 1995 Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. To the extent of such authority or delegation, references herein to the "Board" shall be deemed references to the Committee. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

  (c) No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the 1995 Plan or any award granted hereunder or any Agreement entered into hereunder.

  (d) Delegation to the Committee. In the event that the 1995 Plan or any award granted hereunder or Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3. SCOPE OF PLAN

  (a) Amount of Stock. The amount of Stock which may be made subject to awards granted under the 1995 Plan during the term thereof shall not exceed an amount equal to 900,000 of the Company's authorized but unissued shares of Stock. Stock issued hereunder may be such authorized or unissued shares of Stock or may be issued shares acquired by the Company or its Subsidiaries on the market or otherwise, or a combination thereof.

  (b) Amount of Stock Available for Grant to Single Grantee. In any calendar year, the amount of Stock which may be made subject to awards granted under the 1995 Plan to any single Grantee shall not exceed 90,000 shares.

  (c) Adjustments. The aggregate number of shares of Stock, shares of Stock subject to Options, shares of restricted stock, SARs, LSARs, performance shares and performance units available under the 1995 Plan shall each be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 18 hereof.

  (d) Reuse. If, and to the extent:

    (i) Options. An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that such Options are exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Grantee (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the 1995 Plan shall have terminated) become available for issuance under the 1995 Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

    (ii) Restricted Stock, Performance Shares and Performance Units. Shares of Stock granted as restricted stock, performance shares or performance units under the 1995 Plan are forfeited for any reason, or are settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the award are not issued to the Grantee (or beneficiary), such shares of Stock shall (unless the 1995 Plan shall have terminated) become available for issuance under the 1995 Plan; provided, however, that if any dividends paid with respect to shares of restricted stock were paid to the Grantee prior to the forfeiture thereof, such shares shall not be reused for grants or awards;

    (iii) SARs. SARs expire or terminate for any reason without having been earned in full, an equal number of SARs shall (unless the 1995 Plan shall have terminated) become available for issuance under the Plan;

    (iv) LSARs. LSARs are exercised:

      (1) If the LSARs were granted with respect to an Option, the shares of Stock subject thereto which have not become outstanding shall not again become available for issuance under the 1995 Plan; or

      (2) If the LSARs were granted with respect to SARs, such SARs shall not again become available for issuance under the 1995 Plan.

  (e) Purchase of Stock and Issuance Under the 1995 Plan. The Board or such committee of the Board that the Board shall specifically authorize or direct on its behalf shall have the authority to cause the Company to purchase from time to time, in such amounts and at such prices as the Board, in its discretion, shall deem advisable or appropriate, shares of Stock to be held as treasury shares and reserved and used solely for or in connection with grants under the 1995 Plan, at the discretion of the Board or the Committee.

4. ELIGIBILITY

  (a) Employees. Options, SARs, LSARs, shares of restricted stock, performance shares or performance units may be granted under the 1995 Plan to any key employee of the Company or any Subsidiary (including any such key employee who is an officer or director of the Company or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the 1995 Plan.

  (b) Non-Employee Directors. An Option to purchase 7,500 shares of Stock, at a purchase price per share equal to the Fair Market Value (as defined below) of a share of Stock on the date of grant of such Option and upon the other terms and conditions specified in the 1995 Plan, shall be granted under the 1995 Plan to each Non-Employee Director of the Company elected after the Effective Date (as defined below) upon the date of the initial election of each such Non-Employee Director to the Company's Board. In addition, on the date of each annual meeting of shareholders of the Company occurring on or after the Effective Date of the 1995 Plan, each Non-Employee Director who is a Non-Employee Director after such meeting of shareholders shall be granted an Option to purchase 1,200 shares of Stock at a purchase price per share equal to the Fair Market Value of a share of Stock on the date of grant of such Option. Except as provided in this Section 4(b), no Non-Employee Director shall be eligible to be granted Options under the 1995 Plan. Non-Employee Directors of a Subsidiary who are not also Non-Employee Directors of the Company may be granted Options at the discretion of the Board. No SARs, LSARs, restricted stock, performance shares or performance units shall be granted hereunder to any Non-Employee Director of the Company or a Subsidiary. The maximum number of Options that may be granted to all Non-Employee Directors shall not exceed 30% of the shares covered by the 1995 Plan.

  (c) An individual may hold more than one Option, SAR, LSAR, award of restricted stock, performance share or performance unit, subject to such restrictions as are provided herein.

5. EFFECTIVE DATE AND TERM OF THE 1995 PLAN

  (a) Effective Date. The 1995 Plan shall be effective as of May 3, 1995 (the "Effective Date"), subject to approval of the 1995 Plan within one year of such effective date by an affirmative vote of the shareholders of the Company holding at least a majority of the shares of Stock present, in person or by proxy, at a duly called meeting of the shareholders; provided, however, that upon approval of the 1995 Plan by the shareholders of the Company as set forth above, all awards granted under the 1995 Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the 1995 Plan on the Effective Date. If the shareholders fail to approve the 1995 Plan within one year of such Effective Date, any award granted hereunder shall be null and void and of no effect.

  (b) Term. The 1995 Plan shall terminate on the date ten years from the Effective Date.

6. STOCK OPTIONS

  (a) Grant of Options. Subject to the terms and conditions of the 1995 Plan, the Board may, at any time and from time to time, prior to the date of termination of the 1995 Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.

  (b) Limitation on Incentive Stock Options. The aggregate Fair Market Value (as defined below) (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the 1995 Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) shall not exceed $100,000. If an Option is granted which would exceed the limitation of this Section 6(b), or, if as a result of other provisions of the 1995 Plan or Option Agreement, Incentive Stock Options that become exercisable for the first time in a calendar year exceed $100,000, the excess Options (to be determined in the inverse order of the date of grant of such Options) shall not be Incentive Stock Options.

  (c) Option Price. The purchase price of each share of Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Agreement relating to the Option (an "Option Agreement") and shall be not less than the greater of par value or 100% of the Fair Market Value of a share of the Stock on the date the Option is granted; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110% of the Fair Market

Value of a share of Stock at the time such Option is granted. "Fair Market Value" shall mean the closing price of the Stock on the National Association of Securities Dealers Automated Quotation System on the trading date immediately before the date such value is being determined (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of shares of Stock has been made on such day, on the next preceding day on which any such sale shall have been made.

  (d) Term and Exercise of Options.

    (i) Term. Each Option granted under the 1995 Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years (10 years and 30 days, in the case of an Option granted to an employee of the Company or a Subsidiary which is not designated as an Incentive Stock Option) from the date such Option is granted, or, with respect to Options granted to persons other than Non-Employee Directors, on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10%), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

    (ii) Option Period and Limitations on Exercise. Each Option granted to persons other than Non-Employee Directors under the 1995 Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the 1995 Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised, and provided, further, that unless otherwise provided in the Option Agreement relating to an Option, each Option granted under the 1995 Plan to persons other than Non-Employee Directors shall be exercisable in respect of 50% of the shares covered by the Option after the expiration of one year from the date of grant and shall be exercisable in respect of an additional 12.5% of the shares covered by the Option on each of the second, third, fourth, and fifth anniversaries of the date of grant of the Option. Unless otherwise provided in the Option Agreement, each Option granted under the 1995 Plan to persons other than Non-Employee Directors shall also become exercisable in respect of 100% of the shares covered by the Option upon the later to occur of (i) the date on which the Optionee completes five years of employment with the Company or any Subsidiary or (ii) the date of grant. Except as provided in Sections 13 and 14 below, each Option granted to a Non-Employee Director shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on the date one year after the date of grant and ending upon the expiration of the Option. Notwithstanding any other provisions of the 1995 Plan, no Option granted to an Optionee under the 1995 Plan shall be exercisable in whole or in part prior to the date the 1995 Plan is approved by the shareholders of the Company as provided in Section 5 above.

    (iii) Method of Exercise. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash or in cash equivalents;
  (ii) through the tender to the Company of previously owned whole shares of Stock (which, in the case of an Optionee subject to the reporting requirements of Section 16 of the 1934 Act, the Optionee has held for at least six months prior to delivery of such shares and for which the Optionee has good title, free and clear of all liens and encumbrances), which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) by authorizing the Company to withhold whole shares of Stock which would otherwise be delivered upon exercise of the Option having a Fair Market Value determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to such Option by reason of such exercise; or (iv) by a combination of the methods described in (i), (ii) and (iii), in each case to the extent determined by the Board at the time of grant of the Option. In the case of any Option granted to an Optionee, the Board may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. In connection with the exercise of an Option, the Optionee shall execute such documents as the Company may reasonably request. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

7. STOCK APPRECIATION RIGHTS (SARS)

  (a) General. Subject to the terms and conditions of the 1995 Plan, the Board may, in its sole and absolute discretion, grant to an eligible person rights to surrender to the Company, in whole or in part, an Option, and to receive in exchange therefor payment by the Company of an amount equal to the excess of the Fair Market Value (as of the date the SARs are exercised) of the shares of Stock subject to such Option, or portion thereof, so surrendered over the Option Price of such shares. Such payment may be made, as determined by the Board in accordance with Sections 7(d) and 7(e) below and set forth in the Option Agreement, either in shares of Stock or in cash or in any combination thereof. SARs may be granted to eligible persons only at the same time and with respect to the same number of shares of Stock as such eligible persons are granted Options under the 1995 Plan. All SARs shall be evidenced by provisions in the Option Agreement pertaining to the related Option, which provisions shall comply with and be subject to the terms and conditions set forth in this Section 7.

  (b) Grant. Each SAR shall relate to a specific Option granted under the 1995 Plan and shall be awarded to the Optionee concurrently with the grant of such Option pursuant to Section 6 above. The number of SARs granted to an Optionee shall be equal to the number of shares of Stock which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised for Stock or cash under the provisions of the Option Agreement pertaining to the related Option, and (ii) the number of shares of Stock purchased pursuant to the exercise of the related Option.

  (c) Exercise. SARs that are exercisable hereunder and under the related Option Agreement may be exercised by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Company shall be the exercise date of the SARs. Except to the extent that SARs are exercised for cash as provided in Section 7(e) below, the individual exercising SARs shall receive, without payment therefor to the Company, the number of shares of Stock determined under Section 7(d) below. Promptly after the exercise of SARs, the individual exercising the SARs shall be entitled to the issuance of a Stock certificate or certificates evidencing ownership of such shares. An individual holding or exercising SARs shall have none of the rights of a shareholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

  (d) Number of Shares. The number of shares of Stock which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price of the related Option, by (ii) the Fair Market Value of a share of Stock on the exercise date of the SARs; provided, however, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Company to the individual exercising SARs in lieu of any such fractional share.

  (e) Exercise of SARs for Cash. The Board shall have sole discretion to determine whether, and shall set forth in the Option Agreement pertaining to the related Option the circumstances under which, payment in respect of SARs granted to any Optionee shall be made in shares of Stock, or in cash, or in a combination thereof. Promptly after the exercise of an SAR for cash, the individual exercising the SAR shall receive in respect of said SAR an amount of money equal to the difference between the Fair Market Value of a share of Stock on the exercise date and the Option Price of the related Option.

  (f) Limitations. SARs shall be exercisable at such times and under such terms and conditions as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreements pertaining to the related Options; provided, however, that an SAR may be exercised only at such times and by such individuals as the related Option under the 1995 Plan and the Option Agreement may be exercised; and provided, further, that an SAR may be exercised only at such times as the Fair Market Value of a share of Stock on the exercise date exceeds the Option Price of the related Option. Adjustments in the number, kind, or Option Price of shares of Stock for which Options are granted pursuant to Section 18 below shall also be made as necessary to the related SARs held by each Optionee. Any amendment, suspension or termination of the 1995 Plan pursuant to Section 17 below shall be deemed an amendment, suspension or termination of SARs to the same extent.

8. LIMITED STOCK APPRECIATION RIGHTS (LSARS)

  (a) Grant of LSARs. The Board, in its discretion, may grant LSARs to a Grantee upon the grant of any Option (other than to Non-Employee Directors) or SAR under the 1995 Plan. Each LSAR shall be identified with a share of Stock subject to an Option or SAR of the Grantee and the number of LSARs granted to a Grantee shall equal the sum of the number of shares of Stock subject to the Option or the number of SARs with which such LSARs are identified. The Board may also grant a LSAR with respect to any share of Stock subject to an Option or SAR previously granted hereunder. Upon (i) the expiration, termination, forfeiture, or cancellation of an Grantee's Option or SARs, or (ii) the purchase of shares of Stock subject to such Option, as the case may be, the Grantee's associated LSARs shall terminate.

  (b) Exercise of LSARs.

    (i) Notwithstanding the provisions of Section 18(c), but subject to the provisions of Sections 13 and 14 hereof, each LSAR held by a Grantee at the time of a Change in Control (as defined in Section 18(f)) of the Company or St. Paul Federal Bank For Savings (the "Bank") shall become exercisable. LSARs that are exercisable hereunder may be exercised within 60 days following the date of a Change in Control of the Company or the Bank by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise. The date upon which such written notice is received by the Company shall be the exercise date of the LSARs. Promptly after the exercise of the LSARs, the individual exercising the LSARs shall be paid in cash, the amount as determined below. The payment of LSARs which are identified with an Option or SARs shall result in the cancellation or forfeiture of such Option or SARs, as the case may be.

    (ii) Within five (5) days after receipt of a written notice of exercise, the Company shall pay the Grantee, in cash, an amount equal to the difference between:

      (1) the Fair Market Value of one share of Stock on the date of exercise of the LSAR; and

      (2) the Option Price of the Option.

9. RESTRICTED STOCK

  (a) Grant of Shares of Restricted Stock. The Board, in its discretion, may grant shares of restricted stock to such eligible persons as may be selected by the Board.

  (b) Terms of Restricted Stock Awards. Grants of restricted stock shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the 1995 Plan, as the Board shall deem advisable.

    (i) Number of Shares and Other Terms. The number of shares of Stock subject to a grant of restricted stock and the Performance Measures (as defined below), if any, and Restriction Period applicable to such grant shall be determined by the Board. "Restriction Period" shall mean a period designated by the Board, during which the Stock subject to a grant of restricted stock may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the 1995 Plan or the Agreement relating to such grant. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, Restriction Period or other terms and conditions of a grant of restricted stock in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

    (ii) Vesting and Forfeiture. The Agreement relating to a grant of restricted stock shall provide, in the manner determined by the Board, in its discretion, and subject to the provisions of the 1995 Plan, for the forfeiture of the shares of Stock subject to such grant, or portion thereof, (i) to the extent specified Performance Measures (as defined below in Section 9(d)) are not satisfied or met during the specified Restriction Period or (ii) if the holder of such does not remain continuously in the employment of the Company or a Subsidiary during the specified Restriction Period. Upon the conclusion of a Restriction Period, the Board shall certify the level of Performance Measures attained and the portion of the award which shall become nonforfeitable as a result thereof.

    (iii) Share Certificates. During the Restriction Period, a certificate or certificates representing a grant of restricted stock shall be registered in the holder's name and a bear a legend, in addition to any legend which may be required pursuant to applicable securities laws or regulations, indicating that the ownership of the shares of Stock represented by such certificate is subject to the restrictions, terms and conditions of the 1995 Plan and the Agreement relating to the grant of restricted stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which would permit transfer to the Company of all or a portion of the shares of Stock subject to the grant of restricted stock in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, subject to the Company's right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of shares of Stock shall be issued to the holder of such grant.

    (iv) Rights with Respect to Grants of Restricted Stock. Unless otherwise determined by the Board at the time of grant, and subject to the terms and conditions of a grant of restricted stock, the holder of such grant shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment of the Company. A distribution with respect to shares of Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such distribution was made.

  (c) The restrictions applicable to restricted stock granted pursuant to the 1995 Plan shall provide that, if a Grantee's restricted stock is forfeited, then:

    (i) the Grantee shall be deemed to have resold such share of restricted stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

    (ii) the Company shall pay to the Grantee the amount determined under clause (i) of this sentence; and

    (iii) such share of restricted stock shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of such forfeiture and resale.

  (d) "Performance Measures" shall mean the criteria and objectives, determined by the Board pursuant to the 1995 Plan, which shall be satisfied or met during the applicable Restriction Period, Performance Period or Performance Cycle, as the case may be, as a condition to the holder's receipt, in the case of a grant of the restricted stock or a grant of performance shares granted pursuant to the 1995 Plan, of the shares of Stock subject to such grant, or in the case of a performance unit award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, return on assets, return on equity, growth in net earnings, growth in earnings per share, or any combination of the foregoing or any other criteria and objectives determined by the Board.

10. PERFORMANCE SHARES

  (a) Grant of Performance Shares. The Board, in its discretion, may grant performance shares to such eligible persons as may be selected by the Board. All performance share grants under the 1995 Plan shall be evidenced by Agreements or certificates containing the term and conditions of the grant.

  (b) Terms of Performance Share Grants. Performance share grants shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the 1995 Plan, as the Board shall deem advisable.

    (i) Number of Performance Shares and Performance Measures. The number of performance shares subject to any grant and the Performance Measures and Performance Period (as defined below) applicable to such shall be determined by the Board. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, the Performance Period or other terms and conditions of a performance share grant in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

    (ii) Vesting and Forfeiture. The Agreement relating to a performance share grant shall provide, in the manner determined by the Board in its discretion, and subject to the provisions of the 1995 Plan, for the vesting of such grant, or portion thereof, to the extent specified Performance Measures are satisfied or met within the specified Performance Period, and for the forfeiture of such award, or portion thereof, to the extent specified Performance Measures are not satisfied or met within the specified Performance Period. Upon the conclusion of a Performance Period, the Board shall certify the level of Performance Measures attained and the portion of the award which shall become nonforfeitable or payable as a result thereof. "Performance Period" shall mean a period designated by the Board during which the Performance Measures applicable to a performance share grant shall be measured.

    (iii) Settlement of Vested Performance Share Grants. The Agreement relating to a performance share grant (i) shall specify whether such grant may be settled in shares of Stock (including shares of restricted stock) or cash, or a combination thereof, and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Board, interest on such dividend equivalents, with respect to the number of shares of Stock subject to such grant. If a performance share grant is settled in shares of restricted stock, a certificate or certificates representing such restricted stock shall be issued and the holder of such restricted stock shall have such rights of a stockholder of the Company. Prior to the settlement of a performance share grant in shares of Stock, including restricted stock, the Board may determine to award the holder of such award rights as a stockholder of the Company with respect to the shares of Stock subject to such award.

11. PERFORMANCE UNITS

  (a) Grant of Performance Units. The Board, in its discretion, may grant performance units to such eligible persons as may be selected by the Board. All performance units granted under the Plan shall be evidenced by certificates containing the terms and conditions of the grant.

  (b) Terms of Performance Units. At or before the grant of any performance unit, the Board shall:

    (i) determine Performance Measures applicable to such grants;

    (ii) designate a Performance Cycle (herein so called), of not less than one (1) year nor more than three (3) years, for the measurement of the extent to which the Performance Measures are attained; and

    (iii) determine the value of a performance unit which shall be a stated percentage (which may exceed 100%) of the Stock's Fair Market Value on the date of such determination.

In all cases, the Performance Measures must include a minimum performance standard below which no portion of the performance units shall become nonforfeitable. In the sole discretion of the Board, the Board may amend or adjust the Performance Measures, Performance Cycle or other terms and conditions of a performance unit grant in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles. Upon the completion of the Performance Cycle, the Board shall certify the level of Performance Measures attained and the portion of award which shall become nonforfeitable or payable as a result thereof.

  (c) Payment of Performance Units. Subject to the provisions of Section 13 and such terms and restrictions as the Board may impose, the Board shall, at the end of each Performance Cycle, evaluate the Company's performance in light of the Performance Measures for such Performance Cycle and shall then determine the number of performance units which, of the total number of such performance units granted to such Grantee, have been earned. As soon as practicable following such determination, the Board shall deliver to the Grantee a certificate for the shares of Stock deemed earned. Payment to the Grantee may be made in the form of cash if in the opinion of the Board, with respect to any particular shares, it would be in the best interests of the Company that benefits be paid, wholly or partly, in cash. The Board may, in its discretion, permit the deferment of the payment provided that the election to defer is made prior to the applicable Performance Cycle.

12. NON-TRANSFERABILITY

  Except to the extent expressly provided by the Board in the Agreement evidencing an award, no Option, SAR, LSAR, restricted stock award, performance share or performance unit shall be transferable other than by will or the laws of descent and distribution, and each Option, SAR, LSAR, restricted stock award, performance share or performance unit may be exercised or settled during the Grantee's lifetime only by the holder or the holder's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no Option, SAR, LSAR, restricted stock award, performance share or performance unit may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option, SAR, LSAR, restricted stock award, performance share or performance unit in violation of this Section 12 or the terms of the award, such award and all rights thereunder shall immediately become null and void.

13. TERMINATION OF SERVICE OR EMPLOYMENT

  (a) Employees and Subsidiary Directors.

    (i) Termination Other than by Reason of Retirement. Except as provided in
  Section 14 below or as otherwise provided in the Agreement relating to an award granted hereunder, upon the termination of the service or employment with the Company or a Subsidiary of a Grantee who is not a Non-Employee Director other than by reason of normal retirement in accordance with the normal retirement policies of the Company or a Subsidiary, as the case may be, or by reason of early retirement with the consent of the Board of Directors of the Company or a Subsidiary, as the case may be, (i) any Incentive Stock Option, granted to a Grantee pursuant to the 1995 Plan shall terminate three months (or, although such Option may no longer qualify as an Incentive Stock Option, such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (ii) any non-qualified stock option granted to a Grantee shall terminate three months (or such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (iii) any SAR or LSAR held by a Grantee shall terminate on the date of such termination of employment; provided, however, that the Board may extend the period of exercise of such SAR or LSAR to a date not later than three months after the date of such termination of employment or until the expiration of the term of such SAR or LSAR, whichever period is shorter; (iv) shares of restricted stock subject to an existing Restriction Period (or portion thereof) shall be forfeited upon the Grantee's termination of employment; (v) the portion of any performance share award which is then subject to a Performance Period shall be forfeited as of the date of such termination, and such portion shall be cancelled by the Company; and (vi) a performance unit relating to an existing Performance Cycle (or portion thereof) shall be forfeited if the Grantee's employment with the Company terminates before the end of the Performance Cycle.

    (ii) Termination by Reason of Retirement. If the termination of service or employment is by reason of normal retirement in accordance with the normal retirement policies of the Company or a Subsidiary, as the case may be, or is by reason of early retirement with the consent of the Board of Directors of the Company or a Subsidiary, as the case may be, (i) any Incentive Stock Option may be exercised by the Grantee for a period of three months (or, although such Option may no longer qualify as an Incentive Stock Option, such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (ii) a non-qualified stock option shall not terminate until the expiration of the award in accordance with the terms of the 1995 Plan; (iii) any SAR or LSAR may be exercised by the Grantee for a period of three months (or such longer period as may be determined by the Board) after the date of such termination of service or employment, unless earlier terminated; (iv) unless otherwise determined by the Board, all Performance Measures applicable to an award of restricted stock subject to a Restriction Period shall be deemed to have been satisfied, whereupon the Restriction Period shall terminate; (v) unless otherwise determined by the Board at the time of grant of a performance share award, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied, and the Performance Period applicable to such award shall thereupon terminate; and (vi) the holder of a performance unit relating to an existing Performance Cycle shall be awarded the same percentage, if any, of the performance unit which is earned by other Grantees for such Performance Cycle, and payment shall be made at the time payment is made to such other Grantees.

    (iii) Exercisability Upon Termination. Unless otherwise provided in the 1995 Plan or in the Agreement relating to an award granted hereunder, after a termination of service or employment an award granted to a Grantee who is not a Non-Employee Director shall be exercisable only to the extent it was exercisable at the time of the Grantee's termination of service or employment. In the case of any award, the Board may provide, by inclusion of appropriate language in the related Agreement, that a Grantee may (subject to the general limitations on exercise set forth in the 1995
  Plan), in the event of termination of service or employment of the Grantee with the Company or a Subsidiary, exercise an award, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the award in accordance with the terms of the 1995 Plan, either subject to or without regard to any installment limitation on exercise imposed pursuant to the 1995 Plan. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the 1995 Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the 1995 Plan, a termination of service or employment with the

  Company or a Subsidiary shall not be deemed to occur if the Grantee is immediately thereafter in the service or employ of the Company or any other Subsidiary.

  (b) Non-Employee Directors. Any award granted to a Non-Employee Director shall not terminate until the expiration of the award in accordance with the terms of the 1995 Plan, notwithstanding the Non-Employee Director's termination of service on the Board.

14. RIGHTS IN THE EVENT OF DEATH OR DISABILITY

  (a) Death of an Employee or Subsidiary Director. If a Grantee who is not a Non-Employee Director dies while employed by or in the service of the Company or a Subsidiary or within the period following the termination of service or employment during which an award under the 1995 Plan is exercisable, the executors, administrators, legatees or distributees of such Grantee's estate shall have the right (subject to the general limitations on exercise set forth in the 1995 Plan), (i) to exercise any Incentive Stock Option held by such Grantee at the date of such Grantee's death at any time within one year (or such longer period as may be determined by the Board) after the date of such Grantee's death and prior to termination of the award; (ii) to exercise any non-qualified stock option held by such Grantee at the date of such Grantee's death at any time prior to termination of the award pursuant to the 1995 Plan;
(iii) to exercise any SAR or LSAR held by such Grantee at the date of such Grantee's death at any time within one year (or such longer period as may be determined by the Board) after the date of such Grantee's death and prior to the termination of the award; (iv) unless otherwise determined by the Board, with respect to an award of restricted stock subject to a Restriction Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Restriction Period shall terminate; (v) unless otherwise determined by the Board, with respect to an award of performance shares subject to a Performance Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Performance Period shall terminate; and
(vi) to be awarded the same percentage of a performance unit which is earned by other Grantees of performance units with respect to the same Performance Cycle, and payment shall be made at the time payment is made to such other Grantees, but only to the extent such Incentive Stock Option, non-qualified stock option, SAR or LSAR was exercisable immediately prior to such Grantee's death. In the case of any award granted hereunder, the Board may provide, by inclusion of appropriate language in the related Agreement, that, in the event of the death of the Grantee, the executors, administrators, legatees or distributees of such Grantee's estate may exercise the award (subject to the general limitations on exercise set forth in the 1995 Plan), in whole or in part, at any time subsequent to such Grantee's death and prior to termination of the award, either subject to or without regard to any installment limitation on exercise imposed pursuant to the 1995 Plan.

  (b) Disability of an Employee or Subsidiary Director. If a Grantee who is not a Non-Employee Director terminates service or employment with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, then such Grantee shall have the right (subject to the general limitations on exercise set forth in the 1995 Plan), (i) to exercise, in whole or in part, any Incentive Stock Option held by such Grantee at the date of such termination of service or employment at any time within one year (or, although such Option may no longer qualify as an Incentive Stock Option, such longer period as may be determined by the Board) after such termination of service or employment and prior to termination of the award; (ii) to exercise any non-qualified stock option held by the Grantee at the date of such termination of service or employment at any time prior to the termination of the award; (iii) to exercise any SAR or LSAR held by such Grantee at the date of such termination at any time within one year (or such longer period as may be determined by the Board) after the date of such termination and prior to the termination of the award; (iv) unless otherwise determined by the Board, with respect to an award of restricted stock subject to a Restriction Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Restriction Period shall terminate; (v) unless otherwise determined by the Board, with respect to an award of performance shares subject to a Performance Period, to have all Performance Measures applicable to such award deemed satisfied, whereupon the Performance Period shall terminate; and (vi) to be awarded the same percentage of a performance unit which is earned by other Grantees of performance units with respect to the same Performance Cycle, and payment shall be made at the time payment is made to such other Grantees. Unless otherwise provided in the Agreement relating to an Option, SAR or LSAR granted hereunder, after a termination of service or employment by reason of "permanent and total disability" (within the meaning of Section 22 (e)(3) of the Code), an Option, SAR or LSAR granted to a Grantee who is not a Non-Employee Director shall be exercisable only to the extent such award was exercisable immediately prior to such termination of service or employment. In the case of any award, the Board may provide, by inclusion of appropriate language in the related Agreement, that the Grantee may (subject to the general limitations on exercise set forth in the 1995 Plan), in the event of the termination of service or employment of the Grantee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, exercise an award, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the award, either subject to or without regard to any installment limitation on exercise imposed pursuant to the 1995 Plan. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of the 1995 Plan shall be determined by the Board, which determination shall be final and conclusive.

  (c) Death or Disability of a Non-Employee Director. In the event of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of a Non-Employee Director, each award held by such Non-Employee Director shall become immediately exercisable in full (subject to the general limitations on exercise set forth in the 1995 Plan) and may be exercised by the holder's guardian, legal representative, executor, administrator or similar person. Any award granted to a Non-Employee Director shall not terminate until the expiration of the award in accordance with the terms of the 1995 Plan.

15. USE OF PROCEEDS

  The proceeds received by the Company from the sale of Stock pursuant to awards granted under the 1995 Plan shall constitute general funds of the Company.

16. REQUIREMENTS OF LAW

  (a) Violations of Law. The Company shall not be required to sell or issue any shares of Stock under any award granted hereunder if the sale or issuance of such shares would constitute a violation by the individual exercising the award or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended the "1933 Act"), upon exercise of any award granted hereunder, unless a registration statement under the 1933 Act is in effect with respect to the shares of Stock covered by such award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such award may acquire such shares pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an award shall not be exercisable unless and until the shares of Stock covered by such award are registered or are subject to an available exemption from registration, the exercise of such award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  (b) Compliance with Rule 16b-3. The 1995 Plan is intended to comply with the applicable provisions of Rule 16b-3 under the 1934 Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the 1995 Plan.

17. AMENDMENT AND TERMINATION OF THE 1995 PLAN

  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which awards have not been granted without further approval of the shareholders of the Company, except to the extent that approval of the shareholders of the Company holding at least a majority of the shares of Stock present in person or by proxy at a duly called meeting of shareholders may be required to maintain compliance with Rule 16b-3 under the 1934 Act or the rules of the National Association of Securities Dealers Automated Quotation System; provided, however, that, to the extent required to maintain compliance with the applicable provisions of Rule 16b-3, the formula set forth in Section 4(b) shall not be amended more than once in any six-month period, except as such amendment may be required to comport with the Code or the Employee Retirement Income Security Act of 1974, as amended. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the 1995 Plan shall, without the consent of the holder of the award, alter or impair rights or obligations under any award theretofore granted under the 1995 Plan.

18. EFFECT OF CHANGES IN CAPITALIZATION

  (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the 1995 Plan, the number and kinds of shares for which awards may be granted under the 1995 Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the award immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding awards shall not change the aggregate consideration payable with respect to shares subject to the unexercised portion of the award outstanding but shall include a corresponding proportionate adjustment in the consideration per share.

  (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any award theretofore granted pursuant to the 1995 Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the consideration per share so that the aggregate consideration thereafter shall be the same as the aggregate consideration of the shares remaining subject to the award immediately prior to such reorganization, merger, or consolidation.

  (c) Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon a Change in Control of the Company or the Bank (i) all outstanding Options, SARs and LSARs shall immediately become exercisable in full; (ii) the Restriction Period applicable to any outstanding grant of restricted stock shall lapse; (iii) the Performance Cycle or Performance Period applicable to any outstanding performance unit or performance share shall lapse and terminate; (iv) the Performance Measures applicable to any outstanding grant of restricted stock or performance share or performance unit shall be deemed to be satisfied at the maximum level; and (v) there shall be substituted for each share of Stock available under the 1995 Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase or base price of any award hereunder shall be appropriately adjusted by the Board, such adjustments to be made in the case of outstanding awards without a change in the aggregate purchase price or base price.

  (d) Adjustments. Adjustments under this Section 18 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  (e) No Limitations on Company. The grant of an award pursuant to the 1995 Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

  (f) Change in Control. A "Change in Control" of the Company, for purposes of the 1995 Plan, shall be deemed to have occurred if: (i) any person becomes the beneficial owner of 25% or more of the total number of voting shares of the Company; (ii) any person has received the approval of the Office of Thrift Supervision ("OTS") under Section 10 of the Home Owners' Loan Act, as amended, or regulations issued thereunder, to acquire control of the Company; (iii) any person has received approval of the OTS under Section 7(j) of the Federal Deposit Insurance Act, as amended, or regulations issued thereunder, to acquire control of the Company; (iv) any person has entered into a binding agreement to acquire (by means of stock purchase, cash tender or exchange offer, merger or other business combination) beneficial ownership of 25% or more of the total number of voting shares of the Company, whether or not the requisite approval for such acquisition has been received under the Home Owners' Loan Act, as amended, the Federal Deposit Insurance Act, as amended, or the respective regulations issued thereunder, provided that a Change in Control will not be deemed to have occurred under this clause (iv) unless the Board has made a determination that such action constitutes or will constitute a Change in Control, and further provided that a Change in Control shall no longer be deemed to have occurred upon the termination of such agreement for any reason whatsoever; (v) any person becomes the beneficial owner of 10% or more, but less than 25%, of the total number of voting shares of the Company, provided that the OTS has made a determination that such beneficial ownership constitutes a Change in Control of the Company under the Home Owners' Loan Act, as amended, or the regulations promulgated thereunder; (vi) any person (other than persons named as proxies solicited on behalf of the Board) holds irrevocable proxies for 25% or more of the total number of voting shares of the Company, provided that a Change in Control will not be deemed to have occurred under this clause (vi) unless the Board has made a determination that such action constitutes or will constitute a Change in Control; or (vii) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested proxy solicitation or election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute at least two-thirds of the Board or any successor institution. For purposes of this Section 18, a "person" includes an individual, corporation, partnership, trust or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the 1934 Act. For purposes of the 1995 Plan, a "Change in Control" of the Bank shall be deemed to have occurred if the Company's beneficial ownership of the total number of voting shares of the Bank is reduced to less than 50% of such shares.

  Notwithstanding anything to the contrary contained herein, a Change in Control shall no longer be deemed (as of the time of the determination of the Board referred to below) to have occurred for the purposes of the 1995 Plan by virtue of any transaction or event which terminates or ceases to exist, with respect to which the Board by resolution adopted by the affirmative vote of at least two-thirds ( 2/3) of the members of the Board in office immediately prior to such transaction or event, shall specify that such transaction or event shall no longer be deemed to constitute a Change in Control of the Company for purposes of the 1995 Plan; provided that at the time of making a determination under this subsection the Board may attach such terms and conditions to its determination as it shall, in its discretion, deem appropriate; and provided further that the provisions of this paragraph shall not be applicable to any transaction or event pursuant to which any person becomes the beneficial owner of 50% or more of the total number of voting shares of the Company.

19. TAX WITHHOLDING

  The Company shall have the right to require, prior to the issuance or delivery of any shares of Stock or the payment of any cash pursuant to an award hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. As determined by the Board at the time of grant of an award, an Agreement may provide that (i) the Company shall withhold from the shares of Stock or the amount of cash otherwise issuable or payable to a holder, the number of whole shares of Stock having an aggregate Fair Market Value or the amount of cash determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Stock (which, in the case of a Grantee subject to the reporting requirements of Section 16 of the 1934 Act, the Grantee has held for at least six months prior to delivery of such shares and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold from the shares of Stock or the amount of cash otherwise issuable or payable to the holder pursuant to an award, the number of whole shares of Stock having an aggregate Fair Market Value or the amount of cash determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C); provided, however, that the Board shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the 1934

Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Stock, which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. The Company may require that any or all obligations to satisfy or pay taxes with respect to any award shall be satisfied or paid by the holder prior to the issuance of shares of Stock or the payment of cash by the Company.

20. DISCLAIMER OF RIGHTS

  No provision in the 1995 Plan or in any award granted or Agreement entered into pursuant to the 1995 Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.

21. AGREEMENTS

  Unless otherwise provided herein, each award under the 1995 Plan shall be evidenced by an Agreement, in such form or forms as the Board may from time to time determine, applicable to such award. Agreements covering awards granted hereunder from time to time or at the same time need not contain similar provisions; provided, however, that all such Agreements shall comply with all terms of the 1995 Plan. No award shall be valid until an Agreement is executed by the Company and the Grantee and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

22. NONEXCLUSIVITY OF THE 1995 PLAN

  Neither the adoption of the 1995 Plan nor the submission of the 1995 Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including without limitation, the granting of stock options or stock appreciation rights otherwise than under the 1995 Plan.

                                     * * *

  The 1995 Plan was duly adopted and approved by the Board of Directors of the Company on February 27, 1995. The effective date of the 1995 Plan is May 3, 1995.

                                          _____________________________________
                                          Secretary of the Company

  The 1995 Plan was duly approved by the shareholders of the Company at a
meeting of the shareholders held on the       day of                , 1995.

                                          _____________________________________
                                          Secretary of the Company

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

                                   ITEM                                    PAGE
                                   ----                                    ----
Solicitation, Voting and Revocability of Proxies..........................   1
Election of Directors.....................................................   2
Executive Compensation....................................................   7
Proposed 1995 Incentive Plan..............................................  17
Stock Owned by Management and Principal Shareholders......................  25
Ratification of Appointment of Independent Auditors.......................  27
Deadline for Submission of Shareholder Proposals to be Presented at 1996
 Annual Meeting of Shareholders...........................................  27
Other Matters.............................................................  27
Exhibit A: St. Paul Bancorp, Inc. 1995 Incentive Plan..................... A-1


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      LOGO


                          --------------------------

                                PROXY STATEMENT

                          --------------------------


                                 MARCH 27, 1995


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

     --------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
     --------------------------------------------------------------------

1. Election of each of four directors for a three-year term.

NOMINEES: Patrick J. Agnew, William A. Anderson,
          Alan J. Fredian and Jean C. Murray, O.P.

               FOR            WITHHELD
               [_]              [_]

[_] ______________________________________
  For, all nominees except as noted above.

                                                      FOR    AGAINST    ABSTAIN

2. Approval of the Corporation's 1995 Incentive Plan. [_]      [_]        [_]

3. To ratify the appointment by the Board of          [_]      [_]        [_]
   Directors of the firm of Ernst & Young LLP as independent auditors of the Corporation for the year ending December 31, 1995.

THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS THEREOF, IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE CORPORATION'S BOARD OF DIRECTORS.

     MARK HERE      [_]                     MARK HERE     [_]
    FOR ADDRESS                            IF YOU PLAN
     CHANGE AND                             TO ATTEND
    NOTE AT LEFT                           THE MEETING

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

Signature: _____________________________________________  Date _______________

Signature: _____________________________________________  Date _______________

         REVOCABLE PROXY         ST. PAUL BANCORP, INC.          REVOCABLE PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 P          The undersigned shareholder of St. Paul Bancorp, Inc. (the
 R       "Corporation") hereby appoints Joseph C. Scully and Michael R. Notaro,
 O       or either of them, with full power of substitution in each, as proxies
 X       to cast all votes which the undersigned shareholder is entitled to
 Y cast at the annual meeting of shareholders to be held at 10:00 a.m. on May 3, 1995, at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181, and at any adjournments thereof, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

            This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 TO APPROVE THE CORPORATION'S 1995 INCENTIVE PLAN AND FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1995 AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the notice of annual meeting and proxy statement.

                                                          --------------
                                                            SEE REVERSE
(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)         SIDE
                                                           -------------